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                                 EMPLOYMENT AGREEMENT



    AGREEMENT (this "Agreement"), made and entered into as of the 1st day of June, 1997 by and among United Stationers Inc., a Delaware corporation (the "Parent"), United Stationers Supply Co., an Illinois corporation ("Supply," and together with the Parent and their successors and assigns permitted under this Agreement, the "Company"), and Daniel H. Bushell (the "Executive").


                                 W I T N E S S E T H


    WHEREAS, Supply and the Executive have entered into an employment agreement dated October 1, 1995 and which is still in effect as of the date written above (the "Old Agreement");

    WHEREAS, the Supply and the Executive desire to hereby amend and restate the Old Agreement in its entirety; and

    WHEREAS, the Parent desires to be a party to this Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:


    1.   DEFINITIONS.

         (a) "Base Salary" shall mean the Executive's annual Base Salary as defined in Section 4 below.

         (b)  "Board" shall mean the Board of Directors of the Parent.

         (c)  "Cause" shall mean the Executive's:

              (1)  conviction of, or plea of NOLO CONTENDERE to, a felony;

              (2) theft or embezzlement, or attempted theft or embezzlement, of money or property or assets of the Company or any of its affiliates;

              (3)  use of illegal drugs;

              (4)  material breach of this Agreement;

              (5) commission of any act or acts of moral turpitude in violation of Company policy;

              (6) gross negligence or willful misconduct in the performance of his duties; or

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              (7)  breach of any fiduciary duty owed to the Company, including, without limitation, engaging in directly competitive acts while employed by the Company.

         (d) "Change in Control of Supply" shall mean the first to occur of the following events:

              (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of (i) 40 percent or more of the Voting Stock of the Parent or (ii) 60 percent or more of the Voting Stock of Supply;

              (2) the majority of the Board consists of individuals other than Incumbent Directors;

              (3) Supply adopts any plan of liquidation providing for the distribution of all or substantially all of the assets of Supply and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that the adoption of such plan of liquidation is not in conjunction with a merger of Supply with and into the Parent;

              (4) the sale or other disposition of all or substantially all of the assets or business of Supply and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that the shareholders of the Parent immediately prior to such sale or disposition, do not beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Parent prior to the sale or disposition, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of Supply; or

              (5) the merger or consolidation of Supply with or into another company (the "Other Company"); PROVIDED, HOWEVER, that immediately after the merger or consolidation, the shareholders of the Parent immediately prior to the merger or consolidation hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving corporation (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving corporation, any shares received by any "affiliate" (as such term is defined under Rule 12b-2 of the Exchange Act) of the Other Company in exchange for stock of the Other Company).

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Common Stock" shall mean the common stock, $.10 par value per share, of United Stationers Inc.

         (g) "Disability" or "Disabled" shall mean a disability as determined under the Company's long-term disability plan or program as in effect on the date the disability first occurs, or if no such plan or program


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exists on the date the disability first occurs, then a "disability" as defined under Code Section 22(e)(3).

         (h)  "Effective Date" shall mean June 1, 1997.

         (i) "Good Reason" shall mean the occurrence of any of the following without the Executive's prior written consent:

              (1) the reduction of the Executive's Base Salary as determined in accordance with Section 4 below;

              (2) the exclusion of the Executive from, or diminution in the Executive's participation in, any pension, bonus, management incentive, profit sharing and/or other similar incentive, compensation or deferred compensation plans made available generally to senior management personnel of the Company, other than exclusions, changes or diminutions applicable to all senior management personnel;

              (3) any diminution in expense reimbursement benefits enjoyed by the Executive, except pursuant to a general change in the Company's reimbursement policies;

              (4) any material reduction in the Executive's title or duties which has the effect of materially reducing the Executive's status within the Company -- PROVIDED, HOWEVER, that any change in the office or officer to whom the Executive reports, or in the Executive's duties or title which does not diminish the Executive's status within the Company, shall not be deemed "Good Reason";

              (5) any relocation of the Company's headquarters or the Executive's principal place of employment outside of the Chicago metropolitan area; or

              (6) the breach by the Company of any of its covenants or obligations under this Agreement.

         (j) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; PROVIDED, HOWEVER, that any person becoming a director subsequent to such date whose election or nomination for election was supported by 2/3rds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

         (k) "Section 2 Notification" shall mean a notification as specified in Section 2.

         (l) "Section 2 Notification Date" shall mean the date of a Section 2 Notification as specified in Section 2.

         (m) "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

         (n)  "Term of Employment" shall mean the period as specified under
Section 2 below.


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         (o)  "Voting Stock" shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

    2.   TERM OF EMPLOYMENT.

         (a) The Company hereby continues to employ the Executive, and the Executive hereby accepts such continued employment, for the Term of Employment, which shall begin on the Effective Date and shall end following the giving of a notice by the Executive or the Company pursuant to Section 24 below. If the Executive gives such notice, the Term of Employment shall end at the end of the 90-day period following the date on which the Executive notifies the Company in writing in accordance with Section 24 below that he wants the Term of Employment to so end. If the Company gives such notice, the Term of Employment shall end on the later of (i) the 2nd anniversary of the date on which the Company notifies the Executive in writing in accordance with Section 24 below that it wants the Term of Employment to so end or (ii) the 3rd anniversary of the Effective Date. A notification by the Executive or the Company to the other Party under this Section 2 shall be referred to herein as a "Section 2 Notification," and the date that the Section 2 Notification occurs shall be referred to herein as a "Section 2 Notification Date."

         (b) Notwithstanding anything contained herein to the contrary, following the date that a Change in Control of Supply occurs:

              (1) if the Executive makes a Section 2 Notification during the period beginning on the date of such Change in Control of Supply and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Term of Employment shall end at the end of the 15-day period following such Section 2 Notification Date (in lieu of the 90-day period provided in Section 2(a) above);

              (2) if the Executive makes a Section 2 Notification on or after the 3rd anniversary of the date of such Change in Control of Supply, the Term of Employment shall end at the end of the 90-day period (in accordance with Section 2(a) above) following such Section 2 Notification Date; and

              (3) if the Company makes a Section 2 Notification at any time following the date of such Change in Control of Supply, the Term of Employment shall end on the later of (i) the 2nd anniversary of such Section 2 Notification Date or (y) the 3rd anniversary of the date of the Change in Control of Supply.

         (c) Notwithstanding anything contained herein to the contrary, the Term of Employment is subject to earlier termination in accordance with Section 11 below.

    3.   POSITION, DUTIES AND RESPONSIBILITIES.

         On the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as an Executive Vice President and Chief Financial Officer of the Company and in accordance with the authority and direction of the Board shall render such administrative, financial and other related services to the Company and its Subsidiaries and affiliates as may be required, or as the Board may from time to time direct,


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commensurate with such position and title.  The Executive shall serve the
Company faithfully, conscientiously and to the best of the Executive's ability and shall promote the interests and reputation of the Company. Unless reasonably prevented by sickness, accident or Disability, the Executive shall devote substantially all of the Executive's time, attention, knowledge, energy and skills during normal working hours and at such other times as the Executive's duties may reasonably require to the duties of the Executive's employment. The Executive, in carrying out his duties under this Agreement, shall report to the Chief Executive Officer of the Company.

    4.   BASE SALARY.

         The Executive shall be paid an annual base salary at no less than an annual rate of $265,000 (the "Base Salary"), payable in accordance with the regular payroll practices of the Company. The Base Salary shall be reviewed by the Board no less frequently than annually and may, in the Board's sole discretion, be increased when deemed appropriate.

    5.   ANNUAL INCENTIVE COMPENSATION PROGRAMS.

         The Executive shall participate in the Company's annual incentive compensation plans or programs applicable to senior-level executives as established and modified from time to time by the Board in its sole discretion. The Executive shall have an annual incentive compensation award opportunity in the aggregate under all such plans or programs as determined by the Company in its sole discretion.

    6.   LONG-TERM INCENTIVE COMPENSATION PROGRAMS.

         The Executive shall be eligible to participate in the Company's applicable long-term incentive compensation plans or programs as may be established and modified from time to time by the Board in its sole discretion.

    7.   EMPLOYEE BENEFIT PROGRAMS.

         During the Term of Employment, the Executive shall be entitled to participate, to the extent eligible, in all plans, programs and policies providing general employee benefits for the Company's employees or its senior management employees (as approved by the Board and in effect from time to time). The benefit plans, programs and policies presently in effect are listed on Exhibit A attached to this Agreement. This Section 7 shall not be construed to require the Company to establish or maintain any plan, program or policy.

    8.   REIMBURSEMENT OF BUSINESS EXPENSES.

         The Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under this Agreement, and the Company shall reimburse him for all such reasonable business expenses reasonably incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

    9.   PERQUISITES.

         During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executives in accordance with the terms and conditions of such arrangements as are in effect from time to time.


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    10.  VACATION.

         The Executive shall be entitled to at least 20 paid vacation days (being at least 4 weeks) per calendar year which shall accrue and otherwise be subject to the Company's vacation policy.

    11.  TERMINATION OF EMPLOYMENT.

         (a) TERMINATION OF EMPLOYMENT DUE TO DEATH. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and the Company shall pay or provide, as applicable, or shall cause to be paid or to be provided, as applicable, to the Executive's estate and/or his beneficiaries, as the case may be, the following:

              (1) Base Salary earned but not paid prior to the date of the Executive's death;

              (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

              (3) an additional amount equal to the sum of (i) the Base Salary in effect on the date of the Executive's death and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the Executive's death occurs, payable over the 12-month period following the date of the Executive's death in equal installments in accordance with the Company's regular payroll practice;

              (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement; and

              (5) such other or additional benefits, if any, as may be provided under applicable plans, programs and/or arrangements of the Company.

         (b) TERMINATION OF EMPLOYMENT DUE TO DISABILITY. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

              (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

              (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

              (3) an additional amount equal to the sum of (i) the Base Salary in effect on the date of the termination of the Executive's employment and (ii) the annual incentive


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                   compensation award paid or payable with respect to the year immediately preceding the year in which the termination of the Executive's employment occurs, payable over the 12-month period following the date of the termination of the Executive's employment in equal installments in accordance with the Company's regular payroll practice;

              (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement; and

              (5) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating the Executive's employment gives written notice to the other Party in accordance with Section 24 below.

         (c) TERMINATION OF EMPLOYMENT BY THE COMPANY FOR CAUSE. If the Company terminates the Executive's employment for Cause during the Term of Employment, the Term of Employment shall end as of the date of the termination of the Executive's employment for Cause and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

              (1) Base Salary earned but not paid prior to the date of the termination of his employment;

              (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

              (3) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement; and

              (4) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

If the event constituting Cause is not curable by the Executive, the Company may terminate the Executive's employment for Cause effective on the date that the Company notifies the Executive in writing in accordance with Section 24 below that his employment is so terminated. If the event constituting Cause is curable, the Company shall notify the Executive in writing in accordance with
Section 24 below that it intends to terminate his employment for Cause effective at the end of the 60-day period following the date that the Company so notifies the Executive (the "Cause Notification Date"), such notice to state in detail the particular event that constitutes Cause. If the event constituting Cause is curable, the Executive shall have a reasonable opportunity to cure the event constituting Cause following the Cause Notification Date; PROVIDED, HOWEVER, that if the Executive has not cured such event to the reasonable satisfaction of the Company (and the Company has not waived in writing the Executive's failure to cure) during the 30-day period following the Cause Notification Date (the "Cause Curing Period"), the Company


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may terminate the Executive's employment effective following the end of the
Cause Curing Period; PROVIDED FURTHER, HOWEVER, that the Company may not terminate the Executive's employment for Cause after the end of the 90-day period following the date the Board first learns that the event constituting Cause has occurred.

         (d)  TERMINATION OF EMPLOYMENT BY THE COMPANY WITHOUT CAUSE PRIOR TO A
SECTION 2 NOTIFICATION DATE. If, prior to a Section 2 Notification Date, the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

               (1) Base Salary earned but not paid prior to the date of the termination of his employment;

               (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

               (3) an additional amount equal to (x) the sum of (i) the Base
                   Salary with respect to the year in which the termination of the Executive's employment occurs and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the termination of the Executive's employment occurs, multiplied by (y) a fraction the numerator of which is the number of full months that would have been remaining in the Term of Employment assuming for this purpose that the Company had made a Section 2 Notification on the date of the termination of the Executive's employment and the denominator of which is 12 (the "Section 11(d) Severance Benefit"). The Section 11(d) Severance Benefit shall be payable over a period of time beginning on the date of the termination of the Executive's employment and ending on the date that the Term of Employment would have ended assuming for this purpose that the Company had made a Section 2 Notification on the date of the termination of the Executive's employment (the "Section 11(d) Severance Period") in equal installments in accordance with the Company's regular payroll practice;

               (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement;

               (5) continued participation for the Executive, his spouse and his eligible dependents, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:


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                   (A)  the end of the Section 11(d) Severance Period; or

                   (B) the date, or dates, the Executive receives equivalent medical, dental, hospitalization and life insurance coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                   PROVIDED, HOWEVER, that:

                   (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(d)(5)(A) above, or if the Executive's spouse and/or eligible dependents are precluded from coverage under any employee benefit plan, program or arrangement as provided in Section 11(d)(5)(A) above due to the fact that the Executive is no longer an employee of the Company, he shall be provided with the after-tax economic equivalent of the benefits to be provided under the plan, program or arrangement in which he, his spouse and/or his eligible dependents are unable to participate for the period specified in this Section 11(d)(5);

                   (Y) the economic equivalent of any benefit not provided shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining a comparable benefit himself on a non-group basis; and

                   (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

               (6) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

         (e) TERMINATION OF EMPLOYMENT BY THE COMPANY WITHOUT CAUSE ON OR AFTER A SECTION 2 NOTIFICATION DATE. If, on or after the date on which the Company has made a Section 2 Notification, the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

               (1) Base Salary earned but not paid prior to the date of the termination of his employment;

               (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;


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               (3) an additional amount equal to (x) the sum of (i) the Base
                   Salary with respect to the year in which the termination of the Executive's employment occurs and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the termination of the Executive's employment occurs, multiplied by (y) a fraction the numerator of which is the number of full months remaining in the Term of Employment and the denominator of which is 12 (the "Section 11(e) Severance Benefit"). The Section 11(e) Severance Benefit shall be payable over a period of time beginning on the date of the termination of the Executive's employment and ending on the date that the Term of Employment was otherwise scheduled to end (the "Section 11(e) Severance Period") in equal installments in accordance with the Company's regular payroll practice;

               (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement;

               (5) continued participation for the Executive, his spouse and his eligible dependents, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                   (A)  the end of the Section 11(e) Severance Period; or

                   (B) the date, or dates, the Executive receives equivalent medical, dental, hospitalization and life insurance coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                   PROVIDED, HOWEVER, that:

                   (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(e)(5)(A) above, or if the Executive's spouse and/or eligible dependents are precluded from coverage under any employee benefit plan, program or arrangement as provided in Section 11(e)(5)(A) above due to the fact that the Executive is no longer an employee of the Company, he shall be provided with the after-tax economic equivalent of the benefits to be provided under the plan, program or arrangement in which he, his spouse and/or his eligible dependents are unable to participate for the period specified in this Section 11(e)(5);


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                   (Y)  the economic equivalent of any benefit not provided
                        shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining a comparable benefit himself on a non-group basis; and

                   (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

               (6) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

         (f) TERMINATION OF EMPLOYMENT BY THE EXECUTIVE FOR GOOD REASON. The Executive may terminate his employment for Good Reason effective at the end of the 60-day period following the date that the Executive notifies the Company in writing in accordance with Section 24 below that he intends to terminate his employment for Good Reason (the "Good Reason Notification Date"), such notice to state in detail the particular event that constitutes Good Reason. The Company shall have reasonable opportunity to cure the event constituting Good Reason; PROVIDED, HOWEVER, that if the Company has not cured such event to the reasonable satisfaction of Executive (and the Executive has not waived the Company's failure to cure) during the 30-day period following the Good Reason Notification Date (the "Good Reason Curing Period"), the Executive may terminate his employment effective following the end of the Good Reason Curing Period; PROVIDED FURTHER, HOWEVER, that the Executive may not terminate his employment for Good Reason after the end of the 90-day period following the date the Executive first learns that the event constituting Good Reason has occurred. Upon a termination by the Executive of his employment for Good Reason, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Executive shall be entitled to the same payments and benefits as provided in Section 11(d) ("Termination of Employment by the Company Without Cause Prior to a Section 2 Notification Date") above or Section 11(e) ("Termination of Employment by the Company Without Cause On or After a Section 2 Notification Date") above, as the case may be; PROVIDED, HOWEVER, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(i)(1) above, then the Base Salary to be used in determining the amount payable in accordance with Section 11(d)(3) or 11(e)(3) above, as the case may be, shall be the Base Salary in effect immediately prior to such reduction.

         (g) VOLUNTARY TERMINATION OF EMPLOYMENT BY THE EXECUTIVE WITHOUT GOOD REASON OR FOLLOWING A CHANGE IN CONTROL OF SUPPLY. If the Executive voluntarily terminates his employment without Good Reason, other than a termination of his employment due to death or Disability, the Executive shall be entitled to the same payments and benefits as provided in Section 11(c) ("Termination of Employment by the Company for Cause") above. If the Executive makes a Section 2 Notification, and the Executive terminates his employment as of the end of the Term of Employment (as determined in accordance with Section 2 above), the termination of the Executive's employment under this Section 11(g) shall not be deemed a breach of this Agreement by the Executive. Notwithstanding anything contained herein to the contrary, if the Executive voluntarily terminates his employment without Good Reason, other than a termination of his employment due to death or Disability, during the period beginning on the 180th day following the date of a Change in Control of Supply and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Executive shall be entitled to the same payments and benefits as provided in Section 11(f) ("Termination of Employment by the Executive for Good Reason") above.


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         (h) RETIREMENT.  The Executive agrees that, in any event, his employment hereunder shall terminate automatically on his 65th birthday. If his employment is terminated pursuant to this Section 11(h), the Executive shall be entitled to any amounts earned, accrued or owing to the Executive but not yet paid under Section 4, 5, 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement. In addition, the Executive, his spouse and his eligible dependents shall be entitled to participate in any Company health plan then in effect for retirees in accordance with the terms of such plan.

         (i) REDUCTION OF PARACHUTE PAYMENTS TO ACHIEVE MAXIMUM PAYMENT TO EXECUTIVE. Notwithstanding anything contained herein to the contrary, if any amounts due to the Executive under this Agreement and any other plan or program of the Company constitute a "parachute payment" (as such term is defined in Code
Section 280G(b)(2)), and the amount of the "parachute payment," reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, would be less than the amount the Executive would receive if he were paid 3 times his "base amount" (as such term is defined in Code Section 280G(b)(3)) less $1.00, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the "parachute payment" shall be reduced to an amount that will equal 3 times the Executive's "base amount" less $1.00. For example, assume the Executive's "base amount" was $100 and the aggregate payment to be made was $301. If the resulting after-tax payment would be (i) $110 treating the $301 payment as a "parachute payment" and (ii) $150 if the $301 payment were reduced to $299, then the $301 payment would be reduced to $299. On the other hand, assuming the Executive's "base amount" was $100 and the aggregate payment to be made was $400, if the resulting after-tax payment would be (x) $160 treating the $400 payment as a "parachute payment" and (y) $150 if the $400 payment were reduced to $299, then the $400 payment would NOT be reduced to $299. The determinations to be made with respect to this Section 11(i) shall be made by an accounting firm (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm that has not during the 2 years preceding the date of its selection acted, in any way, on behalf of the Company or any of its subsidiaries. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then each shall select 1 such accounting firm and those 2 firms shall jointly select such an accounting firm to serve as the Auditor. If a determination is made by the Auditor that a reduction in the aggregate of all payments due to the Executive upon a Change in Control of Supply is required by this Section 11(i), the Executive shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each plan or program of the Company. If the Executive does not so specify within 60 days following the date of a determination by the Auditor pursuant to the preceding sentence, the Company shall determine, in its sole discretion, the portion of such reduction, if any, to be made under this Agreement and each plan or program of the Company.

         (j) CONTINUED HEALTH-CARE COVERAGE TO AGE 65. In the event of any termination of the Executive's employment under Sections 11(a), 11(b), 11(d), 11(e) or 11(f), or if the Executive voluntarily terminates his employment without Good Reason, other than a termination of his employment due to death or Disability, during the period beginning on the 180th day following the date of a Change in Control of Supply and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Company shall provide continued coverage for the Executive and/or his eligible dependents under the Company's "group health plan" (as such term is defined in Code Section 4980B(g)(2)) as in effect from time to time but subject to any limitations on coverage of nonemployees and their dependents imposed under the terms of such group health plan or by any insurers or partial insurers of such group health plan (other than such limitations imposed unilaterally and in bad faith by the Company). The Executive shall be entitled to such health-care coverage until his 65th birthday; the Executive's spouse shall be entitled to such health-care coverage until her 65th birthday; and each of the Executive's eligible dependents shall be entitled to such health-care coverage until his or her 21st birthday. Unless the Company is obligated to provide continued health-care coverage in accordance with Section 11(d)(5) or 11(e)(5) above, the Executive, his spouse or his eligible dependents, as applicable, shall pay to the Company on an annual basis in advance the cost of such continued health-care coverage, with such cost to be equal to the annual "applicable premium" (as such term is used under Code Section 4980B(f)(4)) as determined in good faith by the Company.

         (k) NO MITIGATION; NO OFFSET. In the event of any termination of the Executive's employment under this Section 11, the Executive shall be under no obligation to seek other employment; PROVIDED, HOWEVER, that there shall be an offset against the benefit payable under Section 11(b)(3) above, the Section 11(d) Severance Benefit payable under Section 11(d)(3) above or the Section 11(e) Severance Benefit payable under Section 11(e)(3) above (collectively, the "Benefits Subject To Offset") by the amount of any remuneration (whether in cash, property, services or otherwise) paid or provided to or on behalf of the Executive with respect to any services performed by the Executive (whether as an employee, a consultant or otherwise) for a party other than the Company or any of its Subsidiaries during the period that the Benefits Subject To Offset are payable ("Services"). The Executive agrees that if he performs or will perform Services then he shall promptly notify the Company in accordance with Section 24 below that he has or will perform such Services. The Company agrees that it shall not offset any other payments or benefits it is obligated to make or provide under this Agreement other than the Benefits Subject To Offset specified in this Section 11(k).

    12.  CONFIDENTIALITY.

         (a) CONFIDENTIAL INFORMATION. The Executive acknowledges the Company's exclusive ownership of all information useful in the business of the Company, its subsidiaries and its affiliates (as used in this Section 12 and Section 13 below, collectively, the "COMPANY") (including its dealings with suppliers, customers and other third parties, whether or not a true "trade secret"), which at the time or times concerned is not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, discovered by, or otherwise known by the Executive as a consequence of his employment by the Company (including information conceived, discovered or developed by the Executive during his employment with the Company or with Associated Stationers, Inc.) (collectively, "Confidential Information"). Confidential Information includes, but is not limited to, the following especially sensitive types of information:

              (1) the identity, purchase and payment patterns of, and special relations with, the Company's customers;

              (2) the identity, net prices and credit terms of, and special relations with, the Company's suppliers;

              (3)  the Company's inventory selection and management techniques;

              (4)  the Company's product development and marketing plans; and

              (5) the Company's finances, except to the extent publicly disclosed.

         (b) PROPRIETARY MATERIALS. The term "Proprietary Materials" shall mean all business records, documents, drawings, writings, software, programs and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, but not limited to, those which contain Confidential Information. For example, Proprietary Materials include, but are not limited to, the following especially sensitive types of materials: applications software (other than application software which is generally commercially available), the data bases of Confidential Information maintained in connection with such software, and printouts generated from such data bases; market studies and strategic plans; customer, supplier and employee lists; contracts and correspondence with customers and suppliers; documents evidencing transactions with customers and supplier; sales calls reports, appointment books, calendars, expense statements and the like, reflecting conversations with any company, customer or supplier; architectural plans; and purchasing, sales and policy manuals. Proprietary Materials also include, but are not limited to, any such things which are created by the Executive or with the Executive's assistance and all notes, memoranda and the like prepared using the Proprietary Materials and/or Confidential Information.

         (c) ACKNOWLEDGEMENTS BY EXECUTIVE. While some of the information contained in Proprietary Materials may have been known to the Executive prior to employment with the Company, or may now or in the future be in the public domain, the Executive acknowledges that the compilation of that information contained in the Proprietary Materials has or will cost the Company a great effort and expense, and affords persons to whom Proprietary Materials are disclosed, including the Executive, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials. The Executive further acknowledges that Confidential Information and Proprietary Materials include commercially valuable trade secrets and automatically become the Company's exclusive property when they are conceived, created or received. The Executive shall report to the Company promptly, orally (or, at the Company's request, in writing) all discoveries, inventions and improvements, whether or not patentable, and all other ideas, developments, processes, techniques, designs and other information which may be of benefit to the Company, which the Executive conceives, makes or develops during his employment with the Company (whether or not during working hours or with use or assistance of Company facilities, materials or personnel, and which either (i) relate to or arise out of any part of the Company's business in which the Executive participates, or
(ii) incorporate or make use of Confidential Information or Proprietary Materials) (all items referred to in this Section 12 being sometimes collectively referred to herein as the "Intellectual Property"). All Intellectual Property shall be deemed Confidential Information of the Company, and any writing or other tangible things describing, referring to, or containing Intellectual Property shall be deemed the Company's Proprietary Materials. At the request of the Company, during or after the Term of Employment, the Executive (or after the Executive's death, the Executive's personal representative) shall, at the expense of the Company, make, execute and deliver all papers, assignments, conveyances, instruments or other documents, and perform or cause to be performed such other lawful acts, and give such testimony, as the Company deems necessary or desirable to protect the Company's ownership rights and Intellectual Property.

         (d) CONFIDENTIALITY DUTIES OF EXECUTIVE. The Executive shall, except as may be required by law, during the Term of Employment and thereafter for the longest time period permitted by applicable law:

              (1) comply with all of the Company's instructions (whether oral or written) for preserving the confidentiality of Confidential Information and Proprietary Materials;

              (2) use Confidential Information and Proprietary Materials only in furtherance of the Company's business, and pursuant to the Company's directions;

              (3) exercise appropriate care to advise other employees of the Company (and, as appropriate, subcontractors) of the sensitive nature of Confidential Information and Proprietary Materials prior to their disclosure, and to disclose the same only on a need-to-know basis;

              (4) not copy all or any part of Proprietary Materials, except as the Company directs;

              (5) not sell, give, loan or otherwise transfer any copy of all or any part of Proprietary Materials to any person who is not an employee of the Company, except as the Company directs;

              (6) not publish, lecture on or otherwise disclose to any person who is not an employee of the Company, except as the Company directs, all or any part of Confidential Information or Proprietary Materials; and

              (7) not use all or any part of any Confidential Information or Proprietary Materials for the benefit of any third party without the Company's written consent.

         (e) RETURN OF COMPANY PROPERTY. Upon the termination of the Executive's employment under Section 11 above or upon the end of the Term of Employment, the Executive (or in the event of death, the Executive's personal representative) shall promptly surrender to the Company all Company property, including but not limited to, the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning or derived therefrom), whether prepared by the Executive or others, which are then in the Executive's possession or control. Records of payments made by the Company to or for the benefit of the Executive, the Executive's copy of this Agreement and other such things, lawfully possessed by the Executive which relate solely to taxes payable by the Executive, rights or benefits due to the Executive or the terms of the Executive's employment with the Company, shall not be deemed Company property or Proprietary Materials for purposes of this Section 12.

    13.  NONCOMPETITION; NONSOLICITATION.

         (a) The Executive covenants and agrees that during the Term of Employment and during the longer of (i) the 2-year period following the end of the Term of Employment, (ii) the Section 11(d) Severance Period, or (iii) the
Section 11(e) Severance Period, the Executive shall not, in any way, directly or indirectly, manage, operate, control (or participate in any of the foregoing), accept employment or a consulting position with or otherwise advise or assist or be connected with or directly or indirectly own or have any other interest in or right with respect to (other than through ownership of not more than 1 percent of the outstanding shares of a corporation's stock which is listed on a national securities exchange) any enterprise (other than for the Company or for the benefit of the Company) which is a wholesale distributor of office products (whether or not such enterprise is a wholesale distributor of other products) and has annual sales with respect to the wholesale distribution of office products in excess of $1,000,000.

         (b) Notwithstanding Section 13(a) above, if the Executive's employment hereunder is terminated during the Term of Employment, the Executive may be engaged in the business of selling office products at retail and the Executive may be engaged by any company whose principal business is the manufacture of office products; PROVIDED, HOWEVER, that the Executive shall comply in all other respects with Section 13(a) above.

         (c) The Executive covenants and agrees that during the Term of Employment and during the longer of (i) the 2-year period following the end of the Term of Employment, (ii) the Section 11(d) Severance Period, or (iii) the
Section 11(e) Severance Period, the Executive shall not at any time, directly or indirectly, solicit (x) any client or customer of the Company or any of its subsidiaries with respect to a competitive activity which violates Section 13(a) above or (y) any employee of the Company or any of its subsidiaries for the purpose of causing such employee to terminate his or her employment with the Company or such subsidiary.

         (d) If the Executive shall be in violation of any of the foregoing restrictive covenants and if the Company seeks relief from such breach in any court or other tribunal, such covenants shall be extended for a period of time equal to the pendency of such proceedings, including all appeals.

         (e) The Parties acknowledge that in the event of a breach or threatened breach of Section 13(a) and/or Section 13(c) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of Section 13(a) and/or Section 13(c) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 13(a) and/or Section 13(c) above.
Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 13(a) and/or Section 13(c) above, including the recovery of damages.

         (f) The Executive recognizes, acknowledges and agrees that the foregoing limitations are reasonable and properly required for the adequate protection of the business of the Company. If any such limitations are deemed to be unreasonable by a court having jurisdiction of the matter and parties, the Executive hereby agrees and submits to the reduction of any such limitations to such territory or time as to such court shall appear reasonable.

    14.  ASSIGNABILITY; BINDING NATURE.

         This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company;

PROVIDED, HOWEVER, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law.

    15.  REPRESENTATION.

         The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents and warrants that no agreement exists between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

    16.  ENTIRE AGREEMENT.

         This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto, including but not limited to the employment agreement between the Executive and Associated Stationers, Inc. dated January 31, 1992 and the Old Agreement.

    17.  AMENDMENT OR WAIVER.

         No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

    18.  WITHHOLDING.

         The Company shall be entitled to withhold from any and all payments made to the Executive under this Agreement all federal, state, local and/or other taxes or imposts which the Company determines are required to be so withheld from such payments or by reason of any other payments made to or on behalf of the Executive or for his benefit hereunder.

    19.  SEVERABILITY.

         In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

    20.  SURVIVORSHIP.

         The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

    21.  BENEFICIARIES/REFERENCES.

         The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

    22.  GOVERNING LAW/JURISDICTION.

         This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois without reference to principles of conflict of laws.

    23.  RESOLUTION OF DISPUTES.

         Any disputes arising under or in connection with this Agreement may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in Chicago, Illinois in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the 2 arbitrators shall select a third arbitrator who shall resolve the dispute. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Costs of the arbitration, and all other costs, fees and expenses, including, without limitation, attorneys' fees of each Party, shall be assessed and awarded by the arbitrator in favor of the Party prevailing as to such dispute and against the other Party.

    24.  NOTICES.

         Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:      United Stationers Supply Co.
                        2200 East Golf Road
                        Des Plaines, Illinois 60016
                        Attention:  Chairman of the Board

with a copy to:         United Stationers Supply Co.
                        2200 East Golf Road
                        Des Plaines, Illinois 60016
                        Attention:  General Counsel

and a copy to:          Weil, Gotshal & Manges LLP
                        100 Crescent Court, Suite 1300
                        Dallas, Texas 75201-6950
                        Attention: Mary R. Korby, Esq.

and a copy to:          Weil, Gotshal & Manges LLP
                        767 Fifth Avenue
                        New York, New York 10153
                        Attention:  Stewart Reifler, Esq.

If to the Executive:    Mr. Daniel H. Bushell
                        1829 Morgan Circle
                        Naperville, Illinois 60563

and a copy to:          Levin & Ginsburg Ltd.
                        180 North LaSalle Street, 22nd Floor
                        Chicago, Illinois 60601-2794
                        Attention:  Robert S. Levin, Esq. (#328001)

    25.  HEADINGS.

         The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

    26.  COUNTERPARTS.

         This Agreement may be executed in 2 or more counterparts.



    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                             UNITED STATIONERS INC.



                             By:/s/ Frederick B. Hegi, Jr.
                                ---------------------------
                                Frederick B. Hegi, Jr.
                                Chairman of the Board


                             UNITED STATIONERS SUPPLY CO.



                             By:/s/ Randall W. Larrimore
                                ---------------------------
                                Randall W. Larrimore
                                President and Chief Executive Officer



                                /s/ Daniel H. Bushell
                                ---------------------------
                                  Daniel H. Bushell

                                      EXHIBIT A
                               TO EMPLOYMENT AGREEMENT

                                  -----------------

    The following are benefit plans, programs and policies in which the Executive is entitled to participate as of the Effective Date:

     1.  United Stationers Management Incentive Plan

     2.  United Stationers Inc. Management Equity Plan

     3.  United Stationers Supply Co. Pension Plan

     4.  United Stationers Inc. 401(k) Savings Plan

     5.  United Stationers Supply Co. Deferred Compensation Plan

     6.  United Stationers Inc. Flexible Spending Plan

     7.  United Group Medical and Dental Benefit Plans

     8.  Officer Medical Expense Reimbursement Policy

     9.  Retiree Health Plan

    10.  Annual physical exam at Company expense

    11.  Group Term Life Insurance - 2 1/2 times base salary

    12.  Travel and Accident Insurance - $300,000

    13.  Split Dollar Life Insurance

    14.  Disability Insurance in accordance with insurance policy

    15.  Club and Association Dues - in accordance with Company Policy

    16. Financial and Tax Consulting - and tax return preparations, in accordance with Company Policy

    17. Officer Indemnification and Insurance - D&O insurance is provided on a claims made basis; and Restated Certificate of Incorporation, and Delaware and Illinois law provide indemnification of officers and directors

    18. Other - Vacations in accordance with Company Policy; other benefits that may from time to time be made available to employees generally

                                 EMPLOYMENT AGREEMENT



    AGREEMENT (this "Agreement"), made and entered into as of the 1st day of June, 1997 by and among United Stationers Inc., a Delaware corporation (the "Parent"), United Stationers Supply Co., an Illinois corporation ("Supply," and together with the Parent and their successors and assigns permitted under this Agreement, the "Company"), and Steven R. Schwarz (the "Executive").


                                 W I T N E S S E T H


    WHEREAS, Supply and the Executive have entered into an employment agreement dated October 1, 1995 and which is still in effect as of the date written above (the "Old Agreement");

    WHEREAS, the Supply and the Executive desire to hereby amend and restate the Old Agreement in its entirety; and

    WHEREAS, the Parent desires to be a party to this Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:


    1.   DEFINITIONS.

         (a) "Base Salary" shall mean the Executive's annual Base Salary as defined in Section 4 below.

         (b)  "Board" shall mean the Board of Directors of the Parent.

         (c)  "Cause" shall mean the Executive's:

              (1)  conviction of, or plea of NOLO CONTENDERE to, a felony;

              (2) theft or embezzlement, or attempted theft or embezzlement, of money or property or assets of the Company or any of its affiliates;

              (3)  use of illegal drugs;

              (4)  material breach of this Agreement;

              (5) commission of any act or acts of moral turpitude in violation of Company policy;

              (6) gross negligence or willful misconduct in the performance of his duties; or

              (7) breach of any fiduciary duty owed to the Company, including, without limitation, engaging in directly competitive acts while employed by the Company.

         (d) "Change in Control of Supply" shall mean the first to occur of the following events:

              (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of (i) 40 percent or more of the Voting Stock of the Parent or (ii) 60 percent or more of the Voting Stock of Supply;

              (2) the majority of the Board consists of individuals other than Incumbent Directors;

              (3) Supply adopts any plan of liquidation providing for the distribution of all or substantially all of the assets of Supply and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that the adoption of such plan of liquidation is not in conjunction with a merger of Supply with and into the Parent;

              (4) the sale or other disposition of all or substantially all of the assets or business of Supply and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that the shareholders of the Parent immediately prior to such sale or disposition, do not beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Parent prior to the sale or disposition, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of Supply; or

              (5) the merger or consolidation of Supply with or into another company (the "Other Company"); PROVIDED, HOWEVER, that immediately after the merger or consolidation, the shareholders of the Parent immediately prior to the merger or consolidation hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving corporation (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving corporation, any shares received by any "affiliate" (as such term is defined under Rule 12b-2 of the Exchange Act) of the Other Company in exchange for stock of the Other Company).

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Common Stock" shall mean the common stock, $.10 par value per share, of United Stationers Inc.

         (g) "Disability" or "Disabled" shall mean a disability as determined under the Company's long-term disability plan or program as in effect on the date the disability first occurs, or if no such plan or program exists on the date the disability first occurs, then a "disability" as defined under Code Section 22(e)(3).

         (h)  "Effective Date" shall mean June 1, 1997.

         (i) "Good Reason" shall mean the occurrence of any of the following without the Executive's prior written consent:

              (1) the reduction of the Executive's Base Salary as determined in accordance with Section 4 below;

              (2) the exclusion of the Executive from, or diminution in the Executive's participation in, any pension, bonus, management incentive, profit sharing and/or other similar incentive, compensation or deferred compensation plans made available generally to senior management personnel of the Company, other than exclusions, changes or diminutions applicable to all senior management personnel;

              (3) any diminution in expense reimbursement benefits enjoyed by the Executive, except pursuant to a general change in the Company's reimbursement policies;

              (4) any material reduction in the Executive's title or duties which has the effect of materially reducing the Executive's status within the Company -- PROVIDED, HOWEVER, that any change in the office or officer to whom the Executive reports, or in the Executive's duties or title which does not diminish the Executive's status within the Company, shall not be deemed "Good Reason";

              (5) any relocation of the Company's headquarters or the Executive's principal place of employment outside of the Chicago metropolitan area; or

              (6) the breach by the Company of any of its covenants or obligations under this Agreement.

         (j) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; PROVIDED, HOWEVER, that any person becoming a director subsequent to such date whose election or nomination for election was supported by 2/3rds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

         (k) "Section 2 Notification" shall mean a notification as specified in Section 2.

         (l) "Section 2 Notification Date" shall mean the date of a Section 2 Notification as specified in Section 2.

         (m) "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

         (n)  "Term of Employment" shall mean the period as specified under
Section 2 below.

         (o) "Voting Stock" shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

    2.   TERM OF EMPLOYMENT.

         (a) The Company hereby continues to employ the Executive, and the Executive hereby accepts such continued employment, for the Term of Employment, which shall begin on the Effective Date and shall end following the giving of a notice by the Executive or the Company pursuant to Section 24 below. If the Executive gives such notice, the Term of Employment shall end at the end of the 90-day period following the date on which the Executive notifies the Company in writing in accordance with Section 24 below that he wants the Term of Employment to so end. If the Company gives such notice, the Term of Employment shall end on the later of (i) the 2nd anniversary of the date on which the Company notifies the Executive in writing in accordance with Section 24 below that it wants the Term of Employment to so end or (ii) the 3rd anniversary of the Effective Date. A notification by the Executive or the Company to the other Party under this Section 2 shall be referred to herein as a "Section 2 Notification," and the date that the Section 2 Notification occurs shall be referred to herein as a "Section 2 Notification Date."

         (b) Notwithstanding anything contained herein to the contrary, following the date that a Change in Control of Supply occurs:

              (1) if the Executive makes a Section 2 Notification during the period beginning on the date of such Change in Control of Supply and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Term of Employment shall end at the end of the 15-day period following such Section 2 Notification Date (in lieu of the 90-day period provided in Section 2(a) above);

              (2) if the Executive makes a Section 2 Notification on or after the 3rd anniversary of the date of such Change in Control of Supply, the Term of Employment shall end at the end of the 90-day period (in accordance with Section 2(a) above) following such Section 2 Notification Date; and

              (3) if the Company makes a Section 2 Notification at any time following the date of such Change in Control of Supply, the Term of Employment shall end on the later of (i) the 2nd anniversary of such Section 2 Notification Date or (y) the 3rd anniversary of the date of the Change in Control of Supply.

         (c) Notwithstanding anything contained herein to the contrary, the Term of Employment is subject to earlier termination in accordance with Section 11 below.

    3.   POSITION, DUTIES AND RESPONSIBILITIES.

         On the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as an Executive Vice President of the Company and in accordance with the authority and direction of the Board shall render such administrative, sales, marketing and other related services to the Company and its Subsidiaries and affiliates as may be required, or as the Board may from time to time direct, commensurate with such position and title. The Executive shall serve the Company faithfully, conscientiously and to the best of the Executive's ability and shall promote the interests and reputation of the Company. Unless reasonably prevented by sickness, accident or Disability, the Executive shall devote substantially all of the Executive's time, attention, knowledge, energy and skills during normal working hours and at such other times as the Executive's duties may reasonably require to the duties of the Executive's employment. The Executive, in carrying out his duties under this Agreement, shall report to the Chief Executive Officer of the Company.

    4.   BASE SALARY.

         The Executive shall be paid an annual base salary at no less than an annual rate of $265,000 (the "Base Salary"), payable in accordance with the regular payroll practices of the Company. The Base Salary shall be reviewed by the Board no less frequently than annually and may, in the Board's sole discretion, be increased when deemed appropriate.

    5.   ANNUAL INCENTIVE COMPENSATION PROGRAMS.

         The Executive shall participate in the Company's annual incentive compensation plans or programs applicable to senior-level executives as established and modified from time to time by the Board in its sole discretion. The Executive shall have an annual incentive compensation award opportunity in the aggregate under all such plans or programs as determined by the Company in its sole discretion.

    6.   LONG-TERM INCENTIVE COMPENSATION PROGRAMS.

         The Executive shall be eligible to participate in the Company's applicable long-term incentive compensation plans or programs as may be established and modified from time to time by the Board in its sole discretion.

    7.   EMPLOYEE BENEFIT PROGRAMS.

         During the Term of Employment, the Executive shall be entitled to participate, to the extent eligible, in all plans, programs and policies providing general employee benefits for the Company's employees or its senior management employees (as approved by the Board and in effect from time to time). The benefit plans, programs and policies presently in effect are listed on Exhibit A attached to this Agreement. This Section 7 shall not be construed to require the Company to establish or maintain any plan, program or policy.

    8.   REIMBURSEMENT OF BUSINESS EXPENSES.

         The Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under this Agreement, and the Company shall reimburse him for all such reasonable business expenses reasonably incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

    9.   PERQUISITES.

         During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executives in accordance with the terms and conditions of such arrangements as are in effect from time to time.

    10.  VACATION.

         The Executive shall be entitled to at least 20 paid vacation days (being at least 4 weeks) per calendar year which shall accrue and otherwise be subject to the Company's vacation policy.

    11.  TERMINATION OF EMPLOYMENT.

         (a) TERMINATION OF EMPLOYMENT DUE TO DEATH. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and the Company shall pay or provide, as applicable, or shall cause to be paid or to be provided, as applicable, to the Executive's estate and/or his beneficiaries, as the case may be, the following:

              (1) Base Salary earned but not paid prior to the date of the Executive's death;

              (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

              (3) an additional amount equal to the sum of (i) the Base Salary in effect on the date of the Executive's death and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the Executive's death occurs, payable over the 12-month period following the date of the Executive's death in equal installments in accordance with the Company's regular payroll practice;

              (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement; and

              (5) such other or additional benefits, if any, as may be provided under applicable plans, programs and/or arrangements of the Company.

         (b) TERMINATION OF EMPLOYMENT DUE TO DISABILITY. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

              (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

              (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

              (3) an additional amount equal to the sum of (i) the Base Salary in effect on the date of the termination of the Executive's employment and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the termination of the Executive's employment occurs, payable over the 12-month period following the date of the termination of the Executive's employment in equal installments in accordance with the Company's regular payroll practice;

              (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement; and

              (5) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating the Executive's employment gives written notice to the other Party in accordance with Section 24 below.

         (c) TERMINATION OF EMPLOYMENT BY THE COMPANY FOR CAUSE. If the Company terminates the Executive's employment for Cause during the Term of Employment, the Term of Employment shall end as of the date of the termination of the Executive's employment for Cause and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

              (1) Base Salary earned but not paid prior to the date of the termination of his employment;

              (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

              (3) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement; and

              (4) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

If the event constituting Cause is not curable by the Executive, the Company may terminate the Executive's employment for Cause effective on the date that the Company notifies the Executive in writing in accordance with Section 24 below that his employment is so terminated. If the event constituting Cause is curable, the Company shall notify the Executive in writing in accordance with
Section 24 below that it intends to terminate his employment for Cause effective at the end of the 60-day period following the date that the Company so notifies the Executive (the "Cause Notification Date"), such notice to state in detail the particular event that constitutes Cause. If the event constituting Cause is curable, the Executive shall have a reasonable opportunity to cure the event constituting Cause following the Cause Notification Date; PROVIDED, HOWEVER, that if the Executive has not cured such event to the reasonable satisfaction of the Company (and the Company has not waived in writing the Executive's failure to cure) during the 30-day period following the Cause Notification Date (the "Cause Curing Period"), the Company may terminate the Executive's employment effective following the end of the Cause Curing Period; PROVIDED FURTHER, HOWEVER, that the Company may not terminate the Executive's employment for Cause after the end of the 90-day period following the date the Board first learns that the event constituting Cause has occurred.

         (d)  TERMINATION OF EMPLOYMENT BY THE COMPANY WITHOUT CAUSE PRIOR TO A
SECTION 2 NOTIFICATION DATE. If, prior to a Section 2 Notification Date, the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

               (1) Base Salary earned but not paid prior to the date of the termination of his employment;

               (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

               (3) an additional amount equal to (x) the sum of (i) the Base
                   Salary with respect to the year in which the termination of the Executive's employment occurs and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the termination of the Executive's employment occurs, multiplied by (y) a fraction the numerator of which is the number of full months that would have been remaining in the Term of Employment assuming for this purpose that the Company had made a Section 2 Notification on the date of the termination of the Executive's employment and the denominator of which is 12 (the "Section 11(d) Severance Benefit"). The Section 11(d) Severance Benefit shall be payable over a period of time beginning on the date of the termination of the Executive's employment and ending on the date that the Term of Employment would have ended assuming for this purpose that the Company had made a Section 2 Notification on the date of the termination of the Executive's employment (the "Section 11(d) Severance Period") in equal installments in accordance with the Company's regular payroll practice;

               (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement;

               (5) continued participation for the Executive, his spouse and his eligible dependents, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                   (A)  the end of the Section 11(d) Severance Period; or

                   (B) the date, or dates, the Executive receives equivalent medical, dental, hospitalization and life insurance coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                   PROVIDED, HOWEVER, that:

                   (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(d)(5)(A) above, or if the Executive's spouse and/or eligible dependents are precluded from coverage under any employee benefit plan, program or arrangement as provided in Section 11(d)(5)(A) above due to the fact that the Executive is no longer an employee of the Company, he shall be provided with the after-tax economic equivalent of the benefits to be provided under the plan, program or arrangement in which he, his spouse and/or his eligible dependents are unable to participate for the period specified in this Section 11(d)(5);

                   (Y) the economic equivalent of any benefit not provided shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining a comparable benefit himself on a non-group basis; and

                   (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

               (6) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

         (e) TERMINATION OF EMPLOYMENT BY THE COMPANY WITHOUT CAUSE ON OR AFTER A SECTION 2 NOTIFICATION DATE. If, on or after the date on which the Company has made a Section 2 Notification, the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

               (1) Base Salary earned but not paid prior to the date of the termination of his employment;

               (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

               (3) an additional amount equal to (x) the sum of (i) the Base
                   Salary with respect to the year in which the termination of the Executive's employment occurs and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the termination of the Executive's employment occurs, multiplied by (y) a fraction the numerator of which is the number of full months remaining in the Term of Employment and the denominator of which is 12 (the "Section 11(e) Severance Benefit"). The Section 11(e) Severance Benefit shall be payable over a period of time beginning on the date of the termination of the Executive's employment and ending on the date that the Term of Employment was otherwise scheduled to end (the "Section 11(e) Severance Period") in equal installments in accordance with the Company's regular payroll practice;

               (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement;

               (5) continued participation for the Executive, his spouse and his eligible dependents, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                   (A)  the end of the Section 11(e) Severance Period; or

                   (B) the date, or dates, the Executive receives equivalent medical, dental, hospitalization and life insurance coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                   PROVIDED, HOWEVER, that:

                   (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(e)(5)(A) above, or if the Executive's spouse and/or eligible dependents are precluded from coverage under any employee benefit plan, program or arrangement as provided in Section 11(e)(5)(A) above due to the fact that the Executive is no longer an employee of the Company, he shall be provided with the after-tax economic equivalent of the benefits to be provided under the plan, program or arrangement in which he, his spouse and/or his eligible dependents are unable to participate for the period specified in this Section 11(e)(5);

                   (Y) the economic equivalent of any benefit not provided shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining a comparable benefit himself on a non-group basis; and

                   (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

               (6) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

         (f) TERMINATION OF EMPLOYMENT BY THE EXECUTIVE FOR GOOD REASON. The Executive may terminate his employment for Good Reason effective at the end of the 60-day period following the date that the Executive notifies the Company in writing in accordance with Section 24 below that he intends to terminate his employment for Good Reason (the "Good Reason Notification Date"), such notice to state in detail the particular event that constitutes Good Reason. The Company shall have reasonable opportunity to cure the event constituting Good Reason; PROVIDED, HOWEVER, that if the Company has not cured such event to the reasonable satisfaction of Executive (and the Executive has not waived the Company's failure to cure) during the 30-day period following the Good Reason Notification Date (the "Good Reason Curing Period"), the Executive may terminate his employment effective following the end of the Good Reason Curing Period; PROVIDED FURTHER, HOWEVER, that the Executive may not terminate his employment for Good Reason after the end of the 90-day period following the date the Executive first learns that the event constituting Good Reason has occurred. Upon a termination by the Executive of his employment for Good Reason, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Executive shall be entitled to the same payments and benefits as provided in Section 11(d) ("Termination of Employment by the Company Without Cause Prior to a Section 2 Notification Date") above or Section 11(e) ("Termination of Employment by the Company Without Cause On or After a Section 2 Notification Date") above, as the case may be; PROVIDED, HOWEVER, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(i)(1) above, then the Base Salary to be used in determining the amount payable in accordance with Section 11(d)(3) or 11(e)(3) above, as the case may be, shall be the Base Salary in effect immediately prior to such reduction.

         (g) VOLUNTARY TERMINATION OF EMPLOYMENT BY THE EXECUTIVE WITHOUT GOOD REASON OR FOLLOWING A CHANGE IN CONTROL OF SUPPLY. If the Executive voluntarily terminates his employment without Good Reason, other than a termination of his employment due to death or Disability, the Executive shall be entitled to the same payments and benefits as provided in Section 11(c) ("Termination of Employment by the Company for Cause") above. If the Executive makes a Section 2 Notification, and the Executive terminates his employment as of the end of the Term of Employment (as determined in accordance with Section 2 above), the termination of the Executive's employment under this Section 11(g) shall not be deemed a breach of this Agreement by the Executive. Notwithstanding anything contained herein to the contrary, if the Executive voluntarily terminates his employment without Good Reason, other than a termination of his employment due to death or Disability, during the period beginning on the 180th day following the date of a Change in Control of Supply and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Executive shall be entitled to the same payments and benefits as provided in Section 11(f) ("Termination of Employment by the Executive for Good Reason") above.

         (h) RETIREMENT. The Executive agrees that, in any event, his employment hereunder shall terminate automatically on his 65th birthday. If his employment is terminated pursuant to this Section 11(h), the Executive shall be entitled to any amounts earned, accrued or owing to the Executive but not yet paid under Section 4, 5, 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement. In addition, the Executive, his spouse and his eligible dependents shall be entitled to participate in any Company health plan then in effect for retirees in accordance with the terms of such plan.

         (i) REDUCTION OF PARACHUTE PAYMENTS TO ACHIEVE MAXIMUM PAYMENT TO EXECUTIVE. Notwithstanding anything contained herein to the contrary, if any amounts due to the Executive under this Agreement and any other plan or program of the Company constitute a "parachute payment" (as such term is defined in Code
Section 280G(b)(2)), and the amount of the "parachute payment," reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, would be less than the amount the Executive would receive if he were paid 3 times his "base amount" (as such term is defined in Code Section 280G(b)(3)) less $1.00, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the "parachute payment" shall be reduced to an amount that will equal 3 times the Executive's "base amount" less $1.00. For example, assume the Executive's "base amount" was $100 and the aggregate payment to be made was $301. If the resulting after-tax payment would be (i) $110 treating the $301 payment as a "parachute payment" and (ii) $150 if the $301 payment were reduced to $299, then the $301 payment would be reduced to $299. On the other hand, assuming the Executive's "base amount" was $100 and the aggregate payment to be made was $400, if the resulting after-tax payment would be (x) $160 treating the $400 payment as a "parachute payment" and (y) $150 if the $400 payment were reduced to $299, then the $400 payment would NOT be reduced to $299. The determinations to be made with respect to this Section 11(i) shall be made by an accounting firm (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm that has not during the 2 years preceding the date of its selection acted, in any way, on behalf of the Company or any of its subsidiaries. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then each shall select 1 such accounting firm and those 2 firms shall jointly select such an accounting firm to serve as the Auditor. If a determination is made by the Auditor that a reduction in the aggregate of all payments due to the Executive upon a Change in Control of Supply is required by this Section 11(i), the Executive shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each plan or program of the Company. If the Executive does not so specify within 60 days following the date of a determination by the Auditor pursuant to the preceding sentence, the Company shall determine, in its sole discretion, the portion of such reduction, if any, to be made under this Agreement and each plan or program of the Company.

         (j) CONTINUED HEALTH-CARE COVERAGE TO AGE 65. In the event of any termination of the Executive's employment under Sections 11(a), 11(b), 11(d), 11(e) or 11(f), or if the Executive voluntarily terminates his employment without Good Reason, other than a termination of his employment due to death or Disability, during the period beginning on the 180th day following the date of a Change in Control of Supply and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Company shall provide continued coverage for the Executive and/or his eligible dependents under the Company's "group health plan" (as such term is defined in Code Section 4980B(g)(2)) as in effect from time to time but subject to any limitations on coverage of nonemployees and their dependents imposed under the terms of such group health plan or by any insurers or partial insurers of such group health plan (other than such limitations imposed unilaterally and in bad faith by the Company). The Executive shall be entitled to such health-care coverage until his 65th birthday; the Executive's spouse shall be entitled to such health-care coverage until her 65th birthday; and each of the Executive's eligible dependents shall be entitled to such health-care coverage until his or her 21st birthday. Unless the Company is obligated to provide continued health-care coverage in accordance with Section 11(d)(5) or 11(e)(5) above, the Executive, his spouse or his eligible dependents, as applicable, shall pay to the Company on an annual basis in advance the cost of such continued health-care coverage, with such cost to be equal to the annual "applicable premium" (as such term is used under Code Section 4980B(f)(4)) as determined in good faith by the Company.

         (k) NO MITIGATION; NO OFFSET. In the event of any termination of the Executive's employment under this Section 11, the Executive shall be under no obligation to seek other employment; PROVIDED, HOWEVER, that there shall be an offset against the benefit payable under Section 11(b)(3) above, the Section 11(d) Severance Benefit payable under Section 11(d)(3) above or the Section 11(e) Severance Benefit payable under Section 11(e)(3) above (collectively, the "Benefits Subject To Offset") by the amount of any remuneration (whether in cash, property, services or otherwise) paid or provided to or on behalf of the Executive with respect to any services performed by the Executive (whether as an employee, a consultant or otherwise) for a party other than the Company or any of its Subsidiaries during the period that the Benefits Subject To Offset are payable ("Services"). The Executive agrees that if he performs or will perform Services then he shall promptly notify the Company in accordance with Section 24 below that he has or will perform such Services. The Company agrees that it shall not offset any other payments or benefits it is obligated to make or provide under this Agreement other than the Benefits Subject To Offset specified in this Section 11(k).

    12.  CONFIDENTIALITY.

         (a) CONFIDENTIAL INFORMATION. The Executive acknowledges the Company's exclusive ownership of all information useful in the business of the Company, its subsidiaries and its affiliates (as used in this Section 12 and Section 13 below, collectively, the "COMPANY") (including its dealings with suppliers, customers and other third parties, whether or not a true "trade secret"), which at the time or times concerned is not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, discovered by, or otherwise known by the Executive as a consequence of his employment by the Company (including information conceived, discovered or developed by the Executive during his employment with the Company or with Associated Stationers, Inc.) (collectively, "Confidential Information"). Confidential Information includes, but is not limited to, the following especially sensitive types of information:

              (1) the identity, purchase and payment patterns of, and special relations with, the Company's customers;

              (2) the identity, net prices and credit terms of, and special relations with, the Company's suppliers;

              (3)  the Company's inventory selection and management techniques;

              (4)  the Company's product development and marketing plans; and

              (5) the Company's finances, except to the extent publicly disclosed.

         (b) PROPRIETARY MATERIALS. The term "Proprietary Materials" shall mean all business records, documents, drawings, writings, software, programs and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, but not limited to, those which contain Confidential Information. For example, Proprietary Materials include, but are not limited to, the following especially sensitive types of materials: applications software (other than application software which is generally commercially available), the data bases of Confidential Information maintained in connection with such software, and printouts generated from such data bases; market studies and strategic plans; customer, supplier and employee lists; contracts and correspondence with customers and suppliers; documents evidencing transactions with customers and supplier; sales calls reports, appointment books, calendars, expense statements and the like, reflecting conversations with any company, customer or supplier; architectural plans; and purchasing, sales and policy manuals. Proprietary Materials also include, but are not limited to, any such things which are created by the Executive or with the Executive's assistance and all notes, memoranda and the like prepared using the Proprietary Materials and/or Confidential Information.

         (c) ACKNOWLEDGEMENTS BY EXECUTIVE. While some of the information contained in Proprietary Materials may have been known to the Executive prior to employment with the Company, or may now or in the future be in the public domain, the Executive acknowledges that the compilation of that information contained in the Proprietary Materials has or will cost the Company a great effort and expense, and affords persons to whom Proprietary Materials are disclosed, including the Executive, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials. The Executive further acknowledges that Confidential Information and Proprietary Materials include commercially valuable trade secrets and automatically become the Company's exclusive property when they are conceived, created or received. The Executive shall report to the Company promptly, orally (or, at the Company's request, in writing) all discoveries, inventions and improvements, whether or not patentable, and all other ideas, developments, processes, techniques, designs and other information which may be of benefit to the Company, which the Executive conceives, makes or develops during his employment with the Company (whether or not during working hours or with use or assistance of Company facilities, materials or personnel, and which either (i) relate to or arise out of any part of the Company's business in which the Executive participates, or
(ii) incorporate or make use of Confidential Information or Proprietary Materials) (all items referred to in this Section 12 being sometimes collectively referred to herein as the "Intellectual Property"). All Intellectual Property shall be deemed Confidential Information of the Company, and any writing or other tangible things describing, referring to, or containing Intellectual Property shall be deemed the Company's Proprietary Materials. At the request of the Company, during or after the Term of Employment, the Executive (or after the Executive's death, the Executive's personal representative) shall, at the expense of the Company, make, execute and deliver all papers, assignments, conveyances, instruments or other documents, and perform or cause to be performed such other lawful acts, and give such testimony, as the Company deems necessary or desirable to protect the Company's ownership rights and Intellectual Property.

         (d) CONFIDENTIALITY DUTIES OF EXECUTIVE. The Executive shall, except as may be required by law, during the Term of Employment and thereafter for the longest time period permitted by applicable law:

              (1) comply with all of the Company's instructions (whether oral or written) for preserving the confidentiality of Confidential Information and Proprietary Materials;

              (2) use Confidential Information and Proprietary Materials only in furtherance of the Company's business, and pursuant to the Company's directions;

              (3) exercise appropriate care to advise other employees of the Company (and, as appropriate, subcontractors) of the sensitive nature of Confidential Information and Proprietary Materials prior to their disclosure, and to disclose the same only on a need-to-know basis;

              (4) not copy all or any part of Proprietary Materials, except as the Company directs;

              (5) not sell, give, loan or otherwise transfer any copy of all or any part of Proprietary Materials to any person who is not an employee of the Company, except as the Company directs;

              (6) not publish, lecture on or otherwise disclose to any person who is not an employee of the Company, except as the Company directs, all or any part of Confidential Information or Proprietary Materials; and

              (7) not use all or any part of any Confidential Information or Proprietary Materials for the benefit of any third party without the Company's written consent.

         (e) RETURN OF COMPANY PROPERTY. Upon the termination of the Executive's employment under Section 11 above or upon the end of the Term of Employment, the Executive (or in the event of death, the Executive's personal representative) shall promptly surrender to the Company all Company property, including but not limited to, the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning or derived therefrom), whether prepared by the Executive or others, which are then in the Executive's possession or control. Records of payments made by the Company to or for the benefit of the Executive, the Executive's copy of this Agreement and other such things, lawfully possessed by the Executive which relate solely to taxes payable by the Executive, rights or benefits due to the Executive or the terms of the Executive's employment with the Company, shall not be deemed Company property or Proprietary Materials for purposes of this Section 12.

    13.  NONCOMPETITION; NONSOLICITATION.

         (a) The Executive covenants and agrees that during the Term of Employment and during the longer of (i) the 2-year period following the end of the Term of Employment, (ii) the Section 11(d) Severance Period, or (iii) the
Section 11(e) Severance Period, the Executive shall not, in any way, directly or indirectly, manage, operate, control (or participate in any of the foregoing), accept employment or a consulting position with or otherwise advise or assist or be connected with or directly or indirectly own or have any other interest in or right with respect to (other than through ownership of not more than 1 percent of the outstanding shares of a corporation's stock which is listed on a national securities exchange) any enterprise (other than for the Company or for the benefit of the Company) which is a wholesale distributor of office products (whether or not such enterprise is a wholesale distributor of other products) and has annual sales with respect to the wholesale distribution of office products in excess of $1,000,000.

         (b) Notwithstanding Section 13(a) above, if the Executive's employment hereunder is terminated during the Term of Employment, the Executive may be engaged in the business of selling office products at retail and the Executive may be engaged by any company whose principal business is the manufacture of office products; PROVIDED, HOWEVER, that the Executive shall comply in all other respects with Section 13(a) above.

         (c) The Executive covenants and agrees that during the Term of Employment and during the longer of (i) the 2-year period following the end of the Term of Employment, (ii) the Section 11(d) Severance Period, or (iii) the
Section 11(e) Severance Period, the Executive shall not at any time, directly or indirectly, solicit (x) any client or customer of the Company or any of its subsidiaries with respect to a competitive activity which violates Section 13(a) above or (y) any employee of the Company or any of its subsidiaries for the purpose of causing such employee to terminate his or her employment with the Company or such subsidiary.

         (d) If the Executive shall be in violation of any of the foregoing restrictive covenants and if the Company seeks relief from such breach in any court or other tribunal, such covenants shall be extended for a period of time equal to the pendency of such proceedings, including all appeals.

         (e) The Parties acknowledge that in the event of a breach or threatened breach of Section 13(a) and/or Section 13(c) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of Section 13(a) and/or Section 13(c) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 13(a) and/or Section 13(c) above.
Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 13(a) and/or Section 13(c) above, including the recovery of damages.

         (f) The Executive recognizes, acknowledges and agrees that the foregoing limitations are reasonable and properly required for the adequate protection of the business of the Company. If any such limitations are deemed to be unreasonable by a court having jurisdiction of the matter and parties, the Executive hereby agrees and submits to the reduction of any such limitations to such territory or time as to such court shall appear reasonable.

    14.  ASSIGNABILITY; BINDING NATURE.

         This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company;

PROVIDED, HOWEVER, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law.

    15.  REPRESENTATION.

         The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents and warrants that no agreement exists between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

    16.  ENTIRE AGREEMENT.

         This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto, including but not limited to the employment agreement between the Executive and Associated Stationers, Inc. dated January 31, 1992 and the Old Agreement.

    17.  AMENDMENT OR WAIVER.

         No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

    18.  WITHHOLDING.

         The Company shall be entitled to withhold from any and all payments made to the Executive under this Agreement all federal, state, local and/or other taxes or imposts which the Company determines are required to be so withheld from such payments or by reason of any other payments made to or on behalf of the Executive or for his benefit hereunder.

    19.  SEVERABILITY.

         In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

    20.  SURVIVORSHIP.

         The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

    21.  BENEFICIARIES/REFERENCES.

         The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

    22.  GOVERNING LAW/JURISDICTION.

         This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois without reference to principles of conflict of laws.

    23.  RESOLUTION OF DISPUTES.

         Any disputes arising under or in connection with this Agreement may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in Chicago, Illinois in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the 2 arbitrators shall select a third arbitrator who shall resolve the dispute. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Costs of the arbitration, and all other costs, fees and expenses, including, without limitation, attorneys' fees of each Party, shall be assessed and awarded by the arbitrator in favor of the Party prevailing as to such dispute and against the other Party.

    24.  NOTICES.

         Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:      United Stationers Supply Co.
                        2200 East Golf Road
                        Des Plaines, Illinois 60016
                        Attention:  Chairman of the Board

with a copy to:         United Stationers Supply Co.
                        2200 East Golf Road
                        Des Plaines, Illinois 60016
                        Attention:  General Counsel

and a copy to:          Weil, Gotshal & Manges LLP
                        100 Crescent Court, Suite 1300
                        Dallas, Texas 75201-6950
                        Attention: Mary R. Korby, Esq.

and a copy to:          Weil, Gotshal & Manges LLP
                        767 Fifth Avenue
                        New York, New York 10153
                        Attention:  Stewart Reifler, Esq.

If to the Executive:    Mr. Steven R. Schwarz
                        810 Andover Court
                        Prospect Heights, Illinois 60070

and a copy to:          Levin & Ginsburg Ltd.
                        180 North LaSalle Street, 22nd Floor
                        Chicago, Illinois 60601-2794
                        Attention:  Robert S. Levin, Esq. (#328001)

    25.  HEADINGS.

         The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

    26.  COUNTERPARTS.

         This Agreement may be executed in 2 or more counterparts.



    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                             UNITED STATIONERS INC.



                             By:/s/ Frederick B. Hegi, Jr.
                                ---------------------------
                                Frederick B. Hegi, Jr.
                                Chairman of the Board


                             UNITED STATIONERS SUPPLY CO.



                             By:/s/ Randall W. Larrimore
                                ---------------------------
                                Randall W. Larrimore
                                President and Chief Executive Officer



                                /s/ Steven R. Schwarz
                                ---------------------------
                                   Steven R. Schwarz

                                      EXHIBIT A
                               TO EMPLOYMENT AGREEMENT

                                  -----------------

    The following are benefit plans, programs and policies in which the Executive is entitled to participate as of the Effective Date:

     1.  United Stationers Management Incentive Plan

     2.  United Stationers Inc. Management Equity Plan

     3.  United Stationers Supply Co. Pension Plan

     4.  United Stationers Inc. 401(k) Savings Plan

     5.  United Stationers Supply Co. Deferred Compensation Plan

     6.  United Stationers Inc. Flexible Spending Plan

     7.  United Group Medical and Dental Benefit Plans

     8.  Officer Medical Expense Reimbursement Policy

     9.  Retiree Health Plan

    10.  Annual physical exam at Company expense

    11.  Group Term Life Insurance - 2 1/2 times base salary

    12.  Travel and Accident Insurance - $300,000

    13.  Split Dollar Life Insurance

    14.  Disability Insurance in accordance with insurance policy

    15.  Club and Association Dues - in accordance with Company Policy

    16. Financial and Tax Consulting - and tax return preparations, in accordance with Company Policy

    17. Officer Indemnification and Insurance - D&O insurance is provided on a claims made basis; and Restated Certificate of Incorporation, and Delaware and Illinois law provide indemnification of officers and directors

    18. Other - Vacations in accordance with Company Policy; other benefits that may from time to time be made available to employees generally

                                 EMPLOYMENT AGREEMENT



    AGREEMENT (this "Agreement"), made and entered into as of the 1st day of June, 1997 by and among United Stationers Inc., a Delaware corporation (the "Parent"), United Stationers Supply Co., an Illinois corporation ("Supply," and together with the Parent and their successors and assigns permitted under this Agreement, the "Company"), and Michael D. Rowsey (the "Executive").


                                 W I T N E S S E T H


    WHEREAS, Supply and the Executive have entered into an employment agreement dated October 1, 1995 and which is still in effect as of the date written above (the "Old Agreement");

    WHEREAS, the Supply and the Executive desire to hereby amend and restate the Old Agreement in its entirety; and

    WHEREAS, the Parent desires to be a party to this Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:


    1.   DEFINITIONS.

         (a) "Base Salary" shall mean the Executive's annual Base Salary as defined in Section 4 below.

         (b)  "Board" shall mean the Board of Directors of the Parent.

         (c)  "Cause" shall mean the Executive's:

              (1)  conviction of, or plea of NOLO CONTENDERE to, a felony;

              (2) theft or embezzlement, or attempted theft or embezzlement, of money or property or assets of the Company or any of its affiliates;

              (3)  use of illegal drugs;

              (4)  material breach of this Agreement;

              (5) commission of any act or acts of moral turpitude in violation of Company policy;

              (6) gross negligence or willful misconduct in the performance of his duties; or

              (7) breach of any fiduciary duty owed to the Company, including, without limitation, engaging in directly competitive acts while employed by the Company.

         (d) "Change in Control of Supply" shall mean the first to occur of the following events:

              (1) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or group of persons becomes a "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of (i) 40 percent or more of the Voting Stock of the Parent or (ii) 60 percent or more of the Voting Stock of Supply;

              (2) the majority of the Board consists of individuals other than Incumbent Directors;

              (3) Supply adopts any plan of liquidation providing for the distribution of all or substantially all of the assets of Supply and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that the adoption of such plan of liquidation is not in conjunction with a merger of Supply with and into the Parent;

              (4) the sale or other disposition of all or substantially all of the assets or business of Supply and its Subsidiaries taken as a whole; PROVIDED, HOWEVER, that the shareholders of the Parent immediately prior to such sale or disposition, do not beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Parent prior to the sale or disposition, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of Supply; or

              (5) the merger or consolidation of Supply with or into another company (the "Other Company"); PROVIDED, HOWEVER, that immediately after the merger or consolidation, the shareholders of the Parent immediately prior to the merger or consolidation hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving corporation (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving corporation, any shares received by any "affiliate" (as such term is defined under Rule 12b-2 of the Exchange Act) of the Other Company in exchange for stock of the Other Company).

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Common Stock" shall mean the common stock, $.10 par value per share, of United Stationers Inc.

         (g) "Disability" or "Disabled" shall mean a disability as determined under the Company's long-term disability plan or program as in effect on the date the disability first occurs, or if no such plan or program exists on the date the disability first occurs, then a "disability" as defined under Code Section 22(e)(3).

         (h)  "Effective Date" shall mean June 1, 1997.

         (i) "Good Reason" shall mean the occurrence of any of the following without the Executive's prior written consent:

              (1) the reduction of the Executive's Base Salary as determined in accordance with Section 4 below;

              (2) the exclusion of the Executive from, or diminution in the Executive's participation in, any pension, bonus, management incentive, profit sharing and/or other similar incentive, compensation or deferred compensation plans made available generally to senior management personnel of the Company, other than exclusions, changes or diminutions applicable to all senior management personnel;

              (3) any diminution in expense reimbursement benefits enjoyed by the Executive, except pursuant to a general change in the Company's reimbursement policies;

              (4) any material reduction in the Executive's title or duties which has the effect of materially reducing the Executive's status within the Company -- PROVIDED, HOWEVER, that any change in the office or officer to whom the Executive reports, or in the Executive's duties or title which does not diminish the Executive's status within the Company, shall not be deemed "Good Reason";

              (5) any relocation of the Company's headquarters or the Executive's principal place of employment outside of the Chicago metropolitan area; or

              (6) the breach by the Company of any of its covenants or obligations under this Agreement.

         (j) "Incumbent Directors" shall mean the members of the Board as of the Effective Date; PROVIDED, HOWEVER, that any person becoming a director subsequent to such date whose election or nomination for election was supported by 2/3rds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

         (k) "Section 2 Notification" shall mean a notification as specified in Section 2.

         (l) "Section 2 Notification Date" shall mean the date of a Section 2 Notification as specified in Section 2.

         (m) "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

         (n)  "Term of Employment" shall mean the period as specified under
Section 2 below.

         (o) "Voting Stock" shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

    2.   TERM OF EMPLOYMENT.

         (a) The Company hereby continues to employ the Executive, and the Executive hereby accepts such continued employment, for the Term of Employment, which shall begin on the Effective Date and shall end following the giving of a notice by the Executive or the Company pursuant to Section 24 below. If the Executive gives such notice, the Term of Employment shall end at the end of the 90-day period following the date on which the Executive notifies the Company in writing in accordance with Section 24 below that he wants the Term of Employment to so end. If the Company gives such notice, the Term of Employment shall end on the later of (i) the 2nd anniversary of the date on which the Company notifies the Executive in writing in accordance with Section 24 below that it wants the Term of Employment to so end or (ii) the 3rd anniversary of the Effective Date. A notification by the Executive or the Company to the other Party under this Section 2 shall be referred to herein as a "Section 2 Notification," and the date that the Section 2 Notification occurs shall be referred to herein as a "Section 2 Notification Date."

         (b) Notwithstanding anything contained herein to the contrary, following the date that a Change in Control of Supply occurs:

              (1) if the Executive makes a Section 2 Notification during the period beginning on the date of such Change in Control of Supply and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Term of Employment shall end at the end of the 15-day period following such Section 2 Notification Date (in lieu of the 90-day period provided in Section 2(a) above);

              (2) if the Executive makes a Section 2 Notification on or after the 3rd anniversary of the date of such Change in Control of Supply, the Term of Employment shall end at the end of the 90-day period (in accordance with Section 2(a) above) following such Section 2 Notification Date; and

              (3) if the Company makes a Section 2 Notification at any time following the date of such Change in Control of Supply, the Term of Employment shall end on the later of (i) the 2nd anniversary of such Section 2 Notification Date or (y) the 3rd anniversary of the date of the Change in Control of Supply.

         (c) Notwithstanding anything contained herein to the contrary, the Term of Employment is subject to earlier termination in accordance with Section 11 below.

    3.   POSITION, DUTIES AND RESPONSIBILITIES.

         On the Effective Date and continuing for the remainder of the Term of Employment, the Executive shall be employed as an Executive Vice President of the Company and in accordance with the authority and direction of the Board shall render such administrative, sales and other related services to the Company and its Subsidiaries and affiliates as may be required, or as the Board may from time to time direct, commensurate with such position and title.

The Executive shall serve the Company faithfully, conscientiously and to the best of the Executive's ability and shall promote the interests and reputation of the Company. Unless reasonably prevented by sickness, accident or Disability, the Executive shall devote substantially all of the Executive's time, attention, knowledge, energy and skills during normal working hours and at such other times as the Executive's duties may reasonably require to the duties of the Executive's employment. The Executive, in carrying out his duties under this Agreement, shall report to the Chief Executive Officer of the Company.

    4.   BASE SALARY.

         The Executive shall be paid an annual base salary at no less than an annual rate of $265,000 (the "Base Salary"), payable in accordance with the regular payroll practices of the Company. The Base Salary shall be reviewed by the Board no less frequently than annually and may, in the Board's sole discretion, be increased when deemed appropriate.

    5.   ANNUAL INCENTIVE COMPENSATION PROGRAMS.

         The Executive shall participate in the Company's annual incentive compensation plans or programs applicable to senior-level executives as established and modified from time to time by the Board in its sole discretion. The Executive shall have an annual incentive compensation award opportunity in the aggregate under all such plans or programs as determined by the Company in its sole discretion.

    6.   LONG-TERM INCENTIVE COMPENSATION PROGRAMS.

         The Executive shall be eligible to participate in the Company's applicable long-term incentive compensation plans or programs as may be established and modified from time to time by the Board in its sole discretion.

    7.   EMPLOYEE BENEFIT PROGRAMS.

         During the Term of Employment, the Executive shall be entitled to participate, to the extent eligible, in all plans, programs and policies providing general employee benefits for the Company's employees or its senior management employees (as approved by the Board and in effect from time to time). The benefit plans, programs and policies presently in effect are listed on Exhibit A attached to this Agreement. This Section 7 shall not be construed to require the Company to establish or maintain any plan, program or policy.

    8.   REIMBURSEMENT OF BUSINESS EXPENSES.

         The Executive is authorized to incur reasonable business expenses in carrying out his duties and responsibilities under this Agreement, and the Company shall reimburse him for all such reasonable business expenses reasonably incurred in connection with carrying out the business of the Company, subject to documentation in accordance with the Company's policy.

    9.   PERQUISITES.

         During the Term of Employment, the Executive shall be entitled to participate in the Company's executive fringe benefits applicable to the Company's senior-level executives in accordance with the terms and conditions of such arrangements as are in effect from time to time.

    10.  VACATION.

         The Executive shall be entitled to at least 20 paid vacation days (being at least 4 weeks) per calendar year which shall accrue and otherwise be subject to the Company's vacation policy.

    11.  TERMINATION OF EMPLOYMENT.

         (a) TERMINATION OF EMPLOYMENT DUE TO DEATH. In the event of the Executive's death during the Term of Employment, the Term of Employment shall end as of the date of the Executive's death and the Company shall pay or provide, as applicable, or shall cause to be paid or to be provided, as applicable, to the Executive's estate and/or his beneficiaries, as the case may be, the following:

              (1) Base Salary earned but not paid prior to the date of the Executive's death;

              (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

              (3) an additional amount equal to the sum of (i) the Base Salary in effect on the date of the Executive's death and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the Executive's death occurs, payable over the 12-month period following the date of the Executive's death in equal installments in accordance with the Company's regular payroll practice;

              (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement; and

              (5) such other or additional benefits, if any, as may be provided under applicable plans, programs and/or arrangements of the Company.

         (b) TERMINATION OF EMPLOYMENT DUE TO DISABILITY. If the Executive's employment is terminated due to Disability during the Term of Employment, either by the Company or by the Executive, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

              (1) Base Salary earned but not paid prior to the date of the termination of the Executive's employment;

              (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

              (3) an additional amount equal to the sum of (i) the Base Salary in effect on the date of the termination of the Executive's employment and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the termination of the Executive's employment occurs, payable over the 12-month period following the date of the termination of the Executive's employment in equal installments in accordance with the Company's regular payroll practice;

              (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement; and

              (5) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating the Executive's employment gives written notice to the other Party in accordance with Section 24 below.

         (c) TERMINATION OF EMPLOYMENT BY THE COMPANY FOR CAUSE. If the Company terminates the Executive's employment for Cause during the Term of Employment, the Term of Employment shall end as of the date of the termination of the Executive's employment for Cause and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

              (1) Base Salary earned but not paid prior to the date of the termination of his employment;

              (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

              (3) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement; and

              (4) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

If the event constituting Cause is not curable by the Executive, the Company may terminate the Executive's employment for Cause effective on the date that the Company notifies the Executive in writing in accordance with Section 24 below that his employment is so terminated. If the event constituting Cause is curable, the Company shall notify the Executive in writing in accordance with
Section 24 below that it intends to terminate his employment for Cause effective at the end of the 60-day period following the date that the Company so notifies the Executive (the "Cause Notification Date"), such notice to state in detail the particular event that constitutes Cause. If the event constituting Cause is curable, the Executive shall have a reasonable opportunity to cure the event constituting Cause following the Cause Notification Date; PROVIDED, HOWEVER, that if the Executive has not cured such event to the reasonable satisfaction of the Company (and the Company has not waived in writing the Executive's failure to cure) during the 30-day period following the Cause Notification Date (the "Cause Curing Period"), the Company may terminate the Executive's employment effective following the end of the Cause Curing Period; PROVIDED FURTHER, HOWEVER, that the Company may not terminate the Executive's employment for Cause after the end of the 90-day period following the date the Board first learns that the event constituting Cause has occurred.

         (d)  TERMINATION OF EMPLOYMENT BY THE COMPANY WITHOUT CAUSE PRIOR TO A
SECTION 2 NOTIFICATION DATE. If, prior to a Section 2 Notification Date, the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

               (1) Base Salary earned but not paid prior to the date of the termination of his employment;

               (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

               (3) an additional amount equal to (x) the sum of (i) the Base
                   Salary with respect to the year in which the termination of the Executive's employment occurs and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the termination of the Executive's employment occurs, multiplied by (y) a fraction the numerator of which is the number of full months that would have been remaining in the Term of Employment assuming for this purpose that the Company had made a Section 2 Notification on the date of the termination of the Executive's employment and the denominator of which is 12 (the "Section 11(d) Severance Benefit"). The Section 11(d) Severance Benefit shall be payable over a period of time beginning on the date of the termination of the Executive's employment and ending on the date that the Term of Employment would have ended assuming for this purpose that the Company had made a Section 2 Notification on the date of the termination of the Executive's employment (the "Section 11(d) Severance Period") in equal installments in accordance with the Company's regular payroll practice;

               (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement;

               (5) continued participation for the Executive, his spouse and his eligible dependents, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                   (A)  the end of the Section 11(d) Severance Period; or

                   (B) the date, or dates, the Executive receives equivalent medical, dental, hospitalization and life insurance coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                   PROVIDED, HOWEVER, that:

                   (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(d)(5)(A) above, or if the Executive's spouse and/or eligible dependents are precluded from coverage under any employee benefit plan, program or arrangement as provided in Section 11(d)(5)(A) above due to the fact that the Executive is no longer an employee of the Company, he shall be provided with the after-tax economic equivalent of the benefits to be provided under the plan, program or arrangement in which he, his spouse and/or his eligible dependents are unable to participate for the period specified in this Section 11(d)(5);

                   (Y) the economic equivalent of any benefit not provided shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining a comparable benefit himself on a non-group basis; and

                   (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

               (6) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

         (e) TERMINATION OF EMPLOYMENT BY THE COMPANY WITHOUT CAUSE ON OR AFTER A SECTION 2 NOTIFICATION DATE. If, on or after the date on which the Company has made a Section 2 Notification, the Executive's employment is terminated by the Company without Cause, other than due to death or Disability, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Company shall pay or provide, as applicable, or shall cause to be paid or provided, as applicable, to the Executive the following:

               (1) Base Salary earned but not paid prior to the date of the termination of his employment;

               (2) all annual incentive compensation awards which have been earned but not paid in accordance with the terms of the applicable annual incentive compensation plan, program or arrangement;

               (3) an additional amount equal to (x) the sum of (i) the Base
                   Salary with respect to the year in which the termination of the Executive's employment occurs and (ii) the annual incentive compensation award paid or payable with respect to the year immediately preceding the year in which the termination of the Executive's employment occurs, multiplied by (y) a fraction the numerator of which is the number of full months remaining in the Term of Employment and the denominator of which is 12 (the "Section 11(e) Severance Benefit"). The Section 11(e) Severance Benefit shall be payable over a period of time beginning on the date of the termination of the Executive's employment and ending on the date that the Term of Employment was otherwise scheduled to end (the "Section 11(e) Severance Period") in equal installments in accordance with the Company's regular payroll practice;

               (4) any amounts earned, accrued or owing to the Executive but not yet paid under Section 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement;

               (5) continued participation for the Executive, his spouse and his eligible dependents, as if the Executive were still an employee, in the Company's medical, dental, hospitalization and life insurance plans, programs and/or arrangements in which he was participating on the date of the termination of his employment until the earlier of:

                   (A)  the end of the Section 11(e) Severance Period; or

                   (B) the date, or dates, the Executive receives equivalent medical, dental, hospitalization and life insurance coverage and benefits under the plans, programs and/or arrangements of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis);

                   PROVIDED, HOWEVER, that:

                   (X) if the Executive is precluded from continuing his participation in any employee benefit plan, program or arrangement as provided in Section 11(e)(5)(A) above, or if the Executive's spouse and/or eligible dependents are precluded from coverage under any employee benefit plan, program or arrangement as provided in Section 11(e)(5)(A) above due to the fact that the Executive is no longer an employee of the Company, he shall be provided with the after-tax economic equivalent of the benefits to be provided under the plan, program or arrangement in which he, his spouse and/or his eligible dependents are unable to participate for the period specified in this Section 11(e)(5);

                   (Y) the economic equivalent of any benefit not provided shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining a comparable benefit himself on a non-group basis; and

                   (Z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

               (6) such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company.

         (f) TERMINATION OF EMPLOYMENT BY THE EXECUTIVE FOR GOOD REASON. The Executive may terminate his employment for Good Reason effective at the end of the 60-day period following the date that the Executive notifies the Company in writing in accordance with Section 24 below that he intends to terminate his employment for Good Reason (the "Good Reason Notification Date"), such notice to state in detail the particular event that constitutes Good Reason. The Company shall have reasonable opportunity to cure the event constituting Good Reason; PROVIDED, HOWEVER, that if the Company has not cured such event to the reasonable satisfaction of Executive (and the Executive has not waived the Company's failure to cure) during the 30-day period following the Good Reason Notification Date (the "Good Reason Curing Period"), the Executive may terminate his employment effective following the end of the Good Reason Curing Period; PROVIDED FURTHER, HOWEVER, that the Executive may not terminate his employment for Good Reason after the end of the 90-day period following the date the Executive first learns that the event constituting Good Reason has occurred. Upon a termination by the Executive of his employment for Good Reason, the Term of Employment shall end as of the date of the termination of the Executive's employment and the Executive shall be entitled to the same payments and benefits as provided in Section 11(d) ("Termination of Employment by the Company Without Cause Prior to a Section 2 Notification Date") above or Section 11(e) ("Termination of Employment by the Company Without Cause On or After a Section 2 Notification Date") above, as the case may be; PROVIDED, HOWEVER, that if the Executive terminates his employment for Good Reason based on a reduction in Base Salary under Section 1(i)(1) above, then the Base Salary to be used in determining the amount payable in accordance with Section 11(d)(3) or 11(e)(3) above, as the case may be, shall be the Base Salary in effect immediately prior to such reduction.

         (g) VOLUNTARY TERMINATION OF EMPLOYMENT BY THE EXECUTIVE WITHOUT GOOD REASON OR FOLLOWING A CHANGE IN CONTROL OF SUPPLY. If the Executive voluntarily terminates his employment without Good Reason, other than a termination of his employment due to death or Disability, the Executive shall be entitled to the same payments and benefits as provided in Section 11(c) ("Termination of Employment by the Company for Cause") above. If the Executive makes a Section 2 Notification, and the Executive terminates his employment as of the end of the Term of Employment (as determined in accordance with Section 2 above), the termination of the Executive's employment under this Section 11(g) shall not be deemed a breach of this Agreement by the Executive. Notwithstanding anything contained herein to the contrary, if the Executive voluntarily terminates his employment without Good Reason, other than a termination of his employment due to death or Disability, during the period beginning on the 180th day following the date of a Change in Control of Supply and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Executive shall be entitled to the same payments and benefits as provided in Section 11(f) ("Termination of Employment by the Executive for Good Reason") above.

         (h) RETIREMENT. The Executive agrees that, in any event, his employment hereunder shall terminate automatically on his 65th birthday. If his employment is terminated pursuant to this Section 11(h), the Executive shall be entitled to any amounts earned, accrued or owing to the Executive but not yet paid under Section 4, 5, 6, 7, 8, 9 and/or 10 above in accordance with the terms of the applicable plan, program or arrangement. In addition, the Executive, his spouse and his eligible dependents shall be entitled to participate in any Company health plan then in effect for retirees in accordance with the terms of such plan.

         (i) REDUCTION OF PARACHUTE PAYMENTS TO ACHIEVE MAXIMUM PAYMENT TO EXECUTIVE. Notwithstanding anything contained herein to the contrary, if any amounts due to the Executive under this Agreement and any other plan or program of the Company constitute a "parachute payment" (as such term is defined in Code
Section 280G(b)(2)), and the amount of the "parachute payment," reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, would be less than the amount the Executive would receive if he were paid 3 times his "base amount" (as such term is defined in Code Section 280G(b)(3)) less $1.00, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the "parachute payment" shall be reduced to an amount that will equal 3 times the Executive's "base amount" less $1.00. For example, assume the Executive's "base amount" was $100 and the aggregate payment to be made was $301. If the resulting after-tax payment would be (i) $110 treating the $301 payment as a "parachute payment" and (ii) $150 if the $301 payment were reduced to $299, then the $301 payment would be reduced to $299. On the other hand, assuming the Executive's "base amount" was $100 and the aggregate payment to be made was $400, if the resulting after-tax payment would be (x) $160 treating the $400 payment as a "parachute payment" and (y) $150 if the $400 payment were reduced to $299, then the $400 payment would NOT be reduced to $299. The determinations to be made with respect to this Section 11(i) shall be made by an accounting firm (the "Auditor") jointly selected by the Company and the Executive and paid by the Company. The Auditor shall be a nationally recognized United States public accounting firm that has not during the 2 years preceding the date of its selection acted, in any way, on behalf of the Company or any of its subsidiaries. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then each shall select 1 such accounting firm and those 2 firms shall jointly select such an accounting firm to serve as the Auditor. If a determination is made by the Auditor that a reduction in the aggregate of all payments due to the Executive upon a Change in Control of Supply is required by this Section 11(i), the Executive shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each plan or program of the Company. If the Executive does not so specify within 60 days following the date of a determination by the Auditor pursuant to the preceding sentence, the Company shall determine, in its sole discretion, the portion of such reduction, if any, to be made under this Agreement and each plan or program of the Company.

         (j) CONTINUED HEALTH-CARE COVERAGE TO AGE 65. In the event of any termination of the Executive's employment under Sections 11(a), 11(b), 11(d), 11(e) or 11(f), or if the Executive voluntarily terminates his employment without Good Reason, other than a termination of his employment due to death or Disability, during the period beginning on the 180th day following the date of a Change in Control of Supply and ending on the 3rd anniversary of the date of such Change in Control of Supply, the Company shall provide continued coverage for the Executive and/or his eligible dependents under the Company's "group health plan" (as such term is defined in Code Section 4980B(g)(2)) as in effect from time to time but subject to any limitations on coverage of nonemployees and their dependents imposed under the terms of such group health plan or by any insurers or partial insurers of such group health plan (other than such limitations imposed unilaterally and in bad faith by the Company). The Executive shall be entitled to such health-care coverage until his 65th birthday; the Executive's spouse shall be entitled to such health-care coverage until her 65th birthday; and each of the Executive's eligible dependents shall be entitled to such health-care coverage until his or her 21st birthday. Unless the Company is obligated to provide continued health-care coverage in accordance with Section 11(d)(5) or 11(e)(5) above, the Executive, his spouse or his eligible dependents, as applicable, shall pay to the Company on an annual basis in advance the cost of such continued health-care coverage, with such cost to be equal to the annual "applicable premium" (as such term is used under Code Section 4980B(f)(4)) as determined in good faith by the Company.

         (k) NO MITIGATION; NO OFFSET. In the event of any termination of the Executive's employment under this Section 11, the Executive shall be under no obligation to seek other employment; PROVIDED, HOWEVER, that there shall be an offset against the benefit payable under Section 11(b)(3) above, the Section 11(d) Severance Benefit payable under Section 11(d)(3) above or the Section 11(e) Severance Benefit payable under Section 11(e)(3) above (collectively, the "Benefits Subject To Offset") by the amount of any remuneration (whether in cash, property, services or otherwise) paid or provided to or on behalf of the Executive with respect to any services performed by the Executive (whether as an employee, a consultant or otherwise) for a party other than the Company or any of its Subsidiaries during the period that the Benefits Subject To Offset are payable ("Services"). The Executive agrees that if he performs or will perform Services then he shall promptly notify the Company in accordance with Section 24 below that he has or will perform such Services. The Company agrees that it shall not offset any other payments or benefits it is obligated to make or provide under this Agreement other than the Benefits Subject To Offset specified in this Section 11(k).

    12.  CONFIDENTIALITY.

         (a) CONFIDENTIAL INFORMATION. The Executive acknowledges the Company's exclusive ownership of all information useful in the business of the Company, its subsidiaries and its affiliates (as used in this Section 12 and Section 13 below, collectively, the "COMPANY") (including its dealings with suppliers, customers and other third parties, whether or not a true "trade secret"), which at the time or times concerned is not generally known to persons engaged in businesses similar to those conducted by the Company, and which has been or is from time to time disclosed to, discovered by, or otherwise known by the Executive as a consequence of his employment by the Company (including information conceived, discovered or developed by the Executive during his employment with the Company or with Associated Stationers, Inc.) (collectively, "Confidential Information"). Confidential Information includes, but is not limited to, the following especially sensitive types of information:

              (1) the identity, purchase and payment patterns of, and special relations with, the Company's customers;

              (2) the identity, net prices and credit terms of, and special relations with, the Company's suppliers;

              (3)  the Company's inventory selection and management techniques;

              (4)  the Company's product development and marketing plans; and

              (5) the Company's finances, except to the extent publicly disclosed.

         (b) PROPRIETARY MATERIALS. The term "Proprietary Materials" shall mean all business records, documents, drawings, writings, software, programs and other tangible things which were or are created or received by or for the Company in furtherance of its business, including, but not limited to, those which contain Confidential Information. For example, Proprietary Materials include, but are not limited to, the following especially sensitive types of materials: applications software (other than application software which is generally commercially available), the data bases of Confidential Information maintained in connection with such software, and printouts generated from such data bases; market studies and strategic plans; customer, supplier and employee lists; contracts and correspondence with customers and suppliers; documents evidencing transactions with customers and supplier; sales calls reports, appointment books, calendars, expense statements and the like, reflecting conversations with any company, customer or supplier; architectural plans; and purchasing, sales and policy manuals. Proprietary Materials also include, but are not limited to, any such things which are created by the Executive or with the Executive's assistance and all notes, memoranda and the like prepared using the Proprietary Materials and/or Confidential Information.

         (c) ACKNOWLEDGEMENTS BY EXECUTIVE. While some of the information contained in Proprietary Materials may have been known to the Executive prior to employment with the Company, or may now or in the future be in the public domain, the Executive acknowledges that the compilation of that information contained in the Proprietary Materials has or will cost the Company a great effort and expense, and affords persons to whom Proprietary Materials are disclosed, including the Executive, a competitive advantage over persons who do not know the information or have the compilation of the Proprietary Materials. The Executive further acknowledges that Confidential Information and Proprietary Materials include commercially valuable trade secrets and automatically become the Company's exclusive property when they are conceived, created or received. The Executive shall report to the Company promptly, orally (or, at the Company's request, in writing) all discoveries, inventions and improvements, whether or not patentable, and all other ideas, developments, processes, techniques, designs and other information which may be of benefit to the Company, which the Executive conceives, makes or develops during his employment with the Company (whether or not during working hours or with use or assistance of Company facilities, materials or personnel, and which either (i) relate to or arise out of any part of the Company's business in which the Executive participates, or
(ii) incorporate or make use of Confidential Information or Proprietary Materials) (all items referred to in this Section 12 being sometimes collectively referred to herein as the "Intellectual Property"). All Intellectual Property shall be deemed Confidential Information of the Company, and any writing or other tangible things describing, referring to, or containing Intellectual Property shall be deemed the Company's Proprietary Materials. At the request of the Company, during or after the Term of Employment, the Executive (or after the Executive's death, the Executive's personal representative) shall, at the expense of the Company, make, execute and deliver all papers, assignments, conveyances, instruments or other documents, and perform or cause to be performed such other lawful acts, and give such testimony, as the Company deems necessary or desirable to protect the Company's ownership rights and Intellectual Property.

         (d) CONFIDENTIALITY DUTIES OF EXECUTIVE. The Executive shall, except as may be required by law, during the Term of Employment and thereafter for the longest time period permitted by applicable law:

              (1) comply with all of the Company's instructions (whether oral or written) for preserving the confidentiality of Confidential Information and Proprietary Materials;

              (2) use Confidential Information and Proprietary Materials only in furtherance of the Company's business, and pursuant to the Company's directions;

              (3) exercise appropriate care to advise other employees of the Company (and, as appropriate, subcontractors) of the sensitive nature of Confidential Information and Proprietary Materials prior to their disclosure, and to disclose the same only on a need-to-know basis;

              (4) not copy all or any part of Proprietary Materials, except as the Company directs;

              (5) not sell, give, loan or otherwise transfer any copy of all or any part of Proprietary Materials to any person who is not an employee of the Company, except as the Company directs;

              (6) not publish, lecture on or otherwise disclose to any person who is not an employee of the Company, except as the Company directs, all or any part of Confidential Information or Proprietary Materials; and

              (7) not use all or any part of any Confidential Information or Proprietary Materials for the benefit of any third party without the Company's written consent.

         (e) RETURN OF COMPANY PROPERTY. Upon the termination of the Executive's employment under Section 11 above or upon the end of the Term of Employment, the Executive (or in the event of death, the Executive's personal representative) shall promptly surrender to the Company all Company property, including but not limited to, the original and all copies of Proprietary Materials (including all notes, memoranda and the like concerning or derived therefrom), whether prepared by the Executive or others, which are then in the Executive's possession or control. Records of payments made by the Company to or for the benefit of the Executive, the Executive's copy of this Agreement and other such things, lawfully possessed by the Executive which relate solely to taxes payable by the Executive, rights or benefits due to the Executive or the terms of the Executive's employment with the Company, shall not be deemed Company property or Proprietary Materials for purposes of this Section 12.

    13.  NONCOMPETITION; NONSOLICITATION.

         (a) The Executive covenants and agrees that during the Term of Employment and during the longer of (i) the 2-year period following the end of the Term of Employment, (ii) the Section 11(d) Severance Period, or (iii) the
Section 11(e) Severance Period, the Executive shall not, in any way, directly or indirectly, manage, operate, control (or participate in any of the foregoing), accept employment or a consulting position with or otherwise advise or assist or be connected with or directly or indirectly own or have any other interest in or right with respect to (other than through ownership of not more than 1 percent of the outstanding shares of a corporation's stock which is listed on a national securities exchange) any enterprise (other than for the Company or for the benefit of the Company) which is a wholesale distributor of office products (whether or not such enterprise is a wholesale distributor of other products) and has annual sales with respect to the wholesale distribution of office products in excess of $1,000,000.

         (b) Notwithstanding Section 13(a) above, if the Executive's employment hereunder is terminated during the Term of Employment, the Executive may be engaged in the business of selling office products at retail and the Executive may be engaged by any company whose principal business is the manufacture of office products; PROVIDED, HOWEVER, that the Executive shall comply in all other respects with Section 13(a) above.

         (c) The Executive covenants and agrees that during the Term of Employment and during the longer of (i) the 2-year period following the end of the Term of Employment, (ii) the Section 11(d) Severance Period, or (iii) the
Section 11(e) Severance Period, the Executive shall not at any time, directly or indirectly, solicit (x) any client or customer of the Company or any of its subsidiaries with respect to a competitive activity which violates Section 13(a) above or (y) any employee of the Company or any of its subsidiaries for the purpose of causing such employee to terminate his or her employment with the Company or such subsidiary.

         (d) If the Executive shall be in violation of any of the foregoing restrictive covenants and if the Company seeks relief from such breach in any court or other tribunal, such covenants shall be extended for a period of time equal to the pendency of such proceedings, including all appeals.

         (e) The Parties acknowledge that in the event of a breach or threatened breach of Section 13(a) and/or Section 13(c) above, the Company shall not have an adequate remedy at law. Accordingly, in the event of any breach or threatened breach of Section 13(a) and/or Section 13(c) above, the Company shall be entitled to such equitable and injunctive relief as may be available to restrain the Executive and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of Section 13(a) and/or Section 13(c) above.
Nothing in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of Section 13(a) and/or Section 13(c) above, including the recovery of damages.

         (f) The Executive recognizes, acknowledges and agrees that the foregoing limitations are reasonable and properly required for the adequate protection of the business of the Company. If any such limitations are deemed to be unreasonable by a court having jurisdiction of the matter and parties, the Executive hereby agrees and submits to the reduction of any such limitations to such territory or time as to such court shall appear reasonable.

    14.  ASSIGNABILITY; BINDING NATURE.

         This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company;

PROVIDED, HOWEVER, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law.

    15.  REPRESENTATION.

         The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization. The Executive represents and warrants that no agreement exists between him and any other person, firm or organization that would be violated by the performance of his obligations under this Agreement.

    16.  ENTIRE AGREEMENT.

         This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto, including but not limited to the employment agreement between the Executive and Associated Stationers, Inc. dated January 31, 1992 and the Old Agreement.

    17.  AMENDMENT OR WAIVER.

         No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

    18.  WITHHOLDING.

         The Company shall be entitled to withhold from any and all payments made to the Executive under this Agreement all federal, state, local and/or other taxes or imposts which the Company determines are required to be so withheld from such payments or by reason of any other payments made to or on behalf of the Executive or for his benefit hereunder.

    19.  SEVERABILITY.

         In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

    20.  SURVIVORSHIP.

         The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

    21.  BENEFICIARIES/REFERENCES.

         The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

    22.  GOVERNING LAW/JURISDICTION.

         This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois without reference to principles of conflict of laws.

    23.  RESOLUTION OF DISPUTES.

         Any disputes arising under or in connection with this Agreement may, at the election of the Executive or the Company, be resolved by binding arbitration, to be held in Chicago, Illinois in accordance with the rules and procedures of the American Arbitration Association. If arbitration is elected, the Executive and the Company shall mutually select the arbitrator. If the Executive and the Company cannot agree on the selection of an arbitrator, each Party shall select an arbitrator and the 2 arbitrators shall select a third arbitrator who shall resolve the dispute. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Costs of the arbitration, and all other costs, fees and expenses, including, without limitation, attorneys' fees of each Party, shall be assessed and awarded by the arbitrator in favor of the Party prevailing as to such dispute and against the other Party.

    24.  NOTICES.

         Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:      United Stationers Supply Co.
                        2200 East Golf Road
                        Des Plaines, Illinois 60016
                        Attention:  Chairman of the Board

with a copy to:         United Stationers Supply Co.
                        2200 East Golf Road
                        Des Plaines, Illinois 60016
                        Attention:  General Counsel

and a copy to:          Weil, Gotshal & Manges LLP
                        100 Crescent Court, Suite 1300
                        Dallas, Texas 75201-6950
                        Attention: Mary R. Korby, Esq.

and a copy to:          Weil, Gotshal & Manges LLP
                        767 Fifth Avenue
                        New York, New York 10153
                        Attention:  Stewart Reifler, Esq.

If to the Executive:    Mr. Michael D. Rowsey
                        2987 Norwalk Court
                        Aurora, Illinois 60504

and a copy to:          Levin & Ginsburg Ltd.
                        180 North LaSalle Street, 22nd Floor
                        Chicago, Illinois 60601-2794
                        Attention:  Robert S. Levin, Esq. (#328001)

    25.  HEADINGS.

         The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

    26.  COUNTERPARTS.

         This Agreement may be executed in 2 or more counterparts.



    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                             UNITED STATIONERS INC.




                             By:/s/ Frederick B. Hegi, Jr.
                                ---------------------------
                                Frederick B. Hegi, Jr.
                                Chairman of the Board


                             UNITED STATIONERS SUPPLY CO.



                             By:/s/ Randall W. Larrimore
                                ---------------------------
                                Randall W. Larrimore
                                President and Chief Executive Officer



                                /s/ Michael D. Rowsey
                                ---------------------------
                                   Michael D. Rowsey

                                      EXHIBIT A
                               TO EMPLOYMENT AGREEMENT

                                  -----------------

    The following are benefit plans, programs and policies in which the Executive is entitled to participate as of the Effective Date:

     1.  United Stationers Management Incentive Plan

     2.  United Stationers Inc. Management Equity Plan

     3.  United Stationers Supply Co. Pension Plan

     4.  United Stationers Inc. 401(k) Savings Plan

     5.  United Stationers Supply Co. Deferred Compensation Plan

     6.  United Stationers Inc. Flexible Spending Plan

     7.  United Group Medical and Dental Benefit Plans

     8.  Officer Medical Expense Reimbursement Policy

     9.  Retiree Health Plan

    10.  Annual physical exam at Company expense

    11.  Group Term Life Insurance - 2 1/2 times base salary

    12.  Travel and Accident Insurance - $300,000

    13.  Split Dollar Life Insurance

    14.  Disability Insurance in accordance with insurance policy

    15.  Club and Association Dues - in accordance with Company Policy

    16. Financial and Tax Consulting - and tax return preparations, in accordance with Company Policy

    17. Officer Indemnification and Insurance - D&O insurance is provided on a claims made basis; and Restated Certificate of Incorporation, and Delaware and Illinois law provide indemnification of officers and directors

    18. Other - Vacations in accordance with Company Policy; other benefits that may from time to time be made available to employees generally